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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8817

Voya Equity Trust (formerly ING Equity Trust)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2014

Classes A, B, C, I, O, R, R6 and W

■	Voya Growth Opportunities Fund (formerly, ING Growth Opportunities Fund)

■	Voya Large Cap Value Fund (formerly, ING Large Cap Value Fund)

■	Voya MidCap Opportunities Fund (formerly, ING MidCap Opportunities Fund)

■	Voya Multi-Manager Mid Cap Value Fund (formerly, ING Mid Cap Value Fund)

■	Voya Real Estate Fund (formerly, ING Real Estate Fund)

■	Voya SmallCap Opportunities Fund (formerly, ING SmallCap Opportunities Fund)

E-Delivery sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Stability, opportunity and continuity

Dear Shareholder,

As the French say, the more things change, the more they stay the same. Though the global economy is slowly sputtering back to life, the world remains enthralled by old policy notions that led us to the brink of collapse in 2008. In many nations we continue to see political ideology trump economic reality, generally at the expense of the citizenry.

The world needs some new thinking, and we may get it from an unexpected source: the International Monetary Fund (the “IMF”). In recent reports, the IMF assessed key risks facing the stability of the global financial system, as the advanced and emerging economies shift from “liquidity-driven” to “growth-driven” markets. While markets are becoming more robust, the transition is far from complete, and the IMF observed that “In far too many countries, improvements in financial markets have not translated into improvements in the real economy — and in the lives of people.” Perhaps as the global economy stabilizes we will see new policy recommendations for sustaining better economic outcomes.

In the meantime, we must strive to reach our investment goals in the marketplace that now exists. It’s always true but bears repeating that you should invest to achieve your long-term goals, not to beat the market today or this week or this month. Keep your eye on your goals and don’t let yourself be distracted by attention-grabbing headlines or seemingly “hot” investment opportunities. And always thoroughly discuss your situation with your financial advisor before making any changes to your plans or your investments.

Reaching investment goals is a long-term process, a journey in which stability and continuity play important parts. On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
June 15, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2014

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends rose 10.28%. The Index marched on in December, but then slumped in January, before recovering to end up 17.14% for the whole fiscal year. (The Index returned 18.87% for the one year ended May 31, 2014, measured in U.S. dollars.)

In the U.S., sentiment was cushioned for most of 2013 by the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases in the face of an unimpressive economic recovery. However a slow recovery was a double-edged sword for investors in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

In May 2013, markets had been roiled by Fed Chairman Bernanke’s attempts to manage expectations for the beginning of the end of quantitative easing. At its September 18 meeting, the Fed was widely expected to announce the start of the process. Surprisingly, on the day before Chairman Bernanke’s address, the Index reached a new high for 2013. The significance of this, that investors had already become reconciled to tapering, was apparently lost in the shock of the Fed’s decision not to do so.

In any event it appeared that investors were becoming less inclined to treat “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And some good news started to flow, including a limited budget deal, the unemployment rate falling to 7.0% and third quarter gross domestic product (“GDP”) growth revised up to 4.1%. When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets took it in stride.

But it did not take long in 2014 for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A decline in the unemployment rate to 6.7% was partly due to large numbers of unemployed people leaving the workforce, while the labor participation rate equaled the lowest since March of 1978.

A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales. Nonetheless, in late January, Fed Chairman Bernanke, in an official capacity for the last time, announced a further $10 billion reduction in monthly purchases. Global equities markets were falling.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss and reclaim a small gain despite new political turmoil that flared in Eastern Europe as Russia annexed the Crimea after the president of Ukraine was deposed.

It was not as if the news suddenly improved; it remained mostly poor into March. What was becoming clear however was that it was indeed weather-related and could therefore be expected to be temporary. New Fed Chair Janet Yellen stressed the “continuity” of accommodative monetary policy and later confirmed that such a policy would remain in place for “some time”. The March, April and (especially) May employment reports were significantly better. Retail sales, industrial production, durable goods orders and home sales all rebounded strongly in April and May, and when on May 29 first quarter GDP growth was revised down to a fall of 1.0% annualized, markets seemed to shrug it off as the encapsulation of a weather-driven anomaly.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds edged up 2.71% during the fiscal year. The Barclays Long Term U.S. Treasury sub-index, having dropped 6.44% in the first half, bounced back to advance 3.11% for the whole fiscal year. The Barclays U.S. Corporate Investment Grade Bond sub-index did better, gaining 4.68%, but was eclipsed by the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) which added 7.88%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 20.45% in the fiscal year, closing at an all-time high. Industrials was the best performing sector with a gain of 26.56%, followed closely by health care 26.38%. The worst were telecoms, which returned 8.39% and financials 14.41%. Record operating earnings per share for S&P 500® companies in the fourth quarter of 2013, supported by low interest rates and slow wage growth, eroded by only about 3% in the next quarter.

In currencies, the dollar lost 4.66% against the euro, despite the political trouble in Ukraine and European Central Bank President Draghi’s embrace of the idea of quantitative easing for the euro zone. The dollar lost more, 9.29%, against the pound as the UK’s strong recovery story remained largely intact. The dollar gained 1.31% on the yen, with the Bank of Japan’s own quantitative easing undiminished.

In international markets, the MSCI Japan® Index added 7.02% for the fiscal year, half of the gain that stood at the start of 2014. The fiscal and monetary stimulus of the economic policies advocated by the Prime Minister of Japan (i.e. “Abenomics”) seemed to be fading, with weak trade and business investment, persistently declining wages and an April increase in sales tax. The MSCI Europe ex UK® Index gained 19.04%, with strength in banks, pharmaceuticals, telecoms and the peripheral markets (including bond markets) of Italy, Spain and Ireland. The MSCI UK® Index rose a rather disappointing 7.77%. Stocks were held back by lagging banks, miners and consumer staples. GDP in the first quarter of 2014 grew by 3.1% from a year earlier, while unemployment continued to fall, but concerns persisted about a housing price bubble and overstretched consumers.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index	An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GROWTH OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Information Technology	28.4%
Consumer Discretionary	22.6%
Health Care	12.1%
Industrials	11.9%
Consumer Staples	10.3%
Energy	5.5%
Materials	4.7%
Financials	4.2%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Growth Opportunities Fund* (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.95% compared to the Russell 1000® Growth Index**, which returned 22.15% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark primarily due to stock selection effects, most notably in the information technology and industrials sectors. Asset allocation also detracted from relative results — primarily because of the Fund’s cash holdings, which though modest, detracted from performance in a rising equity market. By contrast, stock selection in health care and consumer staples sectors contributed to results.

Key contributors to performance included our overweight positions in Allergan Inc.(“Allergan”), McKesson Corporation (“MCK”) and FLIR Systems, Inc. (“FLIR Systems”) Shares of Allergan performed well following news in December that the company received a patent extension for Restasis eye drops, delaying generic competition; in addition, prices for Botox were raised for the first time in five years. Shares of MCK performed well on news that the company would acquire Celesio, an international pharmaceutical company. The deal, which is expected to be highly accretive, should lead to increased drug supply-chain efficiencies, global sourcing capabilities and cost restructurings. In addition, MCK’s base U.S. drug distribution business delivered higher revenue growth, gross margins and earnings thanks to strong brand and generic drug price inflation. The Fund’s overweight in thermal imaging company FLIR Systems benefited performance. The stock performed well amid increased investor confidence that the drag from the company’s U.S. government business would lessen while strong commercial growth continues. The stock was further boosted in early 2014 by news of new product launches.

Key detractors included an overweight position in EMC Corporation (“EMC”), an underweight position in Facebook, Inc. and an overweight in Urban Outfitters, Inc. Shares of enterprise storage company EMC underperformed after the company reported weak quarterly results in October, including a revenue shortfall and earnings per share that were below expectations, driven by weak U.S. Federal sales and late-in-the-quarter orders for EMC’s core business. The company subsequently reported a couple of quarterly results that were in line with expectations, but the stock was negatively impacted by weaker than expected bookings at subsidiary VMWare, a key growth driver for EMC. Our underweight position in online social networking service Facebook detracted from performance. The stock outperformed the market significantly after the company reported second quarter results well above expectations. Investors’ views of the company’s improved prospects led to upward earnings revisions and expansion of the stock’s price-earnings multiple. We subsequently initiated a position in the stock. Our overweight position in specialty apparel retailer Urban Outfitters detracted from performance. Shares underperformed after the company, which operates stores under the Urban Outfitters, Anthropologie and Free People brands, disclosed that trends had decelerated meaningfully in September at its Urban Outfitters concept.

Top Ten Holdings
as of May 31, 2014
(as a percentage of net assets)

Apple, Inc.	5.4%
Microsoft Corp.	4.0%
Comcast Corp. — Class A	2.5%
Oracle Corp.	2.3%
PepsiCo, Inc.	2.3%
CVS Caremark Corp.	2.3%
McKesson Corp.	2.2%
EMC Corp.	2.2%
Home Depot, Inc.	2.2%
Boeing Co.	2.1%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (“Fed”) has begun to reduce the pace of its asset purchase program (tapering) but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	The Fund was formerly known as “ING Growth Opportunities Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

**	Effective December 31, 2013, the Fund changed its benchmark from the Russell 3000® Growth Index to the Russell 1000® Growth Index because it is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GROWTH OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2014

	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014
Including Sales Charge:
Class A(1)	12.11%	18.27%	6.36%	—
Class B(2)	13.21%	18.70%	6.30%	—
Class C(3)	17.22%	18.91%	6.30%	—
Class I	19.43%	20.09%	7.42%	—
Class R	—	—	—	—	(4)
Class W	19.37%	20.07%	7.27%	—
Excluding Sales Charge:
Class A	18.95%	19.68%	6.99%	—
Class B	18.21%	18.90%	6.30%	—
Class C	18.22%	18.91%	6.30%	—
Class I	19.43%	20.09%	7.42%	—
Class R	—	—	—	—	(4)
Class W	19.37%	20.07%	7.27%	—
Russell 1000® Growth Index	22.15%	19.04%	8.12%	—
Russell 3000® Growth Index	21.73%	19.10%	8.17%	—

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The inception date for Class R is May 30, 2014, therefore there are no returns available as of the date of this report.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. The Fund was directly managed by Voya Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

Effective December 31, 2013, the Fund changed its benchmark from the Russell 3000® Growth Index to the Russell 1000® Growth Index because the Russell 1000® Growth Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.

5

VOYA LARGE CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Financials	24.5%
Energy	15.5%
Health Care	12.9%
Industrials	9.9%
Information Technology	9.4%
Utilities	6.9%
Consumer Staples	6.8%
Consumer Discretionary	5.7%
Materials	3.7%
Telecommunication Services	2.0%
Exchange-Traded Funds	1.1%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund* (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Robert M. Kloss, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.28% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 19.60% for the same period.

Portfolio Specifics: The Fund’s relative underperformance was driven by unfavorable stock selection, primarily within the health care and information technology sectors. Our allocation to cash, although within a typical range, was also a drag on performance. By contrast, strong stock selection within the financials and consumer staples sectors contributed most favorably to performance.

The key detractors from performance were Santander Consumer USA Holdings, Inc. (“Santander Consumer”) and General Electric Company (“GE”).

An out-of-benchmark position in Santander Consumer, a subprime auto lender, detracted value. After adding back costs associated with its initial public offering, the company reported “core” net income per diluted share of 44 cents, outpacing analysts’ consensus expectation of 41 cents. This outperformance might have produced a gain in the share price were it not for a much larger loan-loss reserve buildup than investors had expected. What’s more, the surprise announcement that Santander Consumer would be subject to its majority owner Santander Bank USA’s capital return limitations caused the former to suspend its dividend for the balance of 2014, impairing an important part of our investment thesis. We subsequently sold out of the stock.

Within the industrials sector, a position in GE detracted from performance. Shares reflected mixed results during the reporting period, with the stock ultimately underperforming both the market and the industrials sector. After a rough first quarter of 2013 (1Q13), the company strung together three reasonably solid quarters and exceeded consensus expectations for 1Q14 due to strong organic growth and better-than-expected industrial margins. Nevertheless, we reduced the Fund’s position in March as we became concerned that expectations for GE’s profit-margin improvement were too high and that the changes from the new chief financial officer were materializing slower than expected.

Top Ten Holdings
as of May 31, 2014*
(as a percentage of net assets)

Wells Fargo & Co.	4.0%
ExxonMobil Corp.	3.9%
JPMorgan Chase & Co.	3.9%
Pfizer, Inc.	3.4%
Merck & Co., Inc.	2.8%
Occidental Petroleum Corp.	2.8%
Microsoft Corp.	2.5%
General Electric Co.	2.5%
Cisco Systems, Inc.	2.3%
Apple, Inc.	2.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

The main individual contributors to performance were Chevron Corporation and Bank of America Corporation.

Not owning benchmark stock Chevron, a U.S.-based integrated oil and gas company, contributed to relative performance. Shares of Chevron declined sharply over the period due to weak 4Q13 earnings and a muted 2014 growth outlook.

Within the financial sector, Bank of America Corporation outperformed. We initiated a position in Bank of America last July, as we believed the company was well positioned for the yield-curve steepening that had recently occurred; we believed the stock would benefit even more if the U.S. Federal Reserve Board (the “Fed”) were to raise short-term rates. After five months of underperformance to begin the fiscal year, financial stocks outpaced the market as we moved into 2014; megabanks led the pack, including our overweight position in Bank of America. All benefited from improving sentiment after investors adjusted to the Fed’s gradual reduction of its monthly purchases of mortgage-backed and U.S. Treasury securities, which the Fed had made in recent years to stimulate the U.S. economy. We sold the Fund’s Bank of America shares in January as we believed the company’s strong relative stock performance fully priced in its interest-rate and expense-cutting catalysts. Not owning Bank of America in the second half of the reporting period also contributed to relative returns: shares sold off after a relatively weak 1Q14 earnings report. What’s more, Bank of America subsequently announced that it had incorrectly reported data used in the calculation of regulatory capital ratios and submitted as inputs for the most recent stress tests conducted by the Fed. As a result, the Fed required the bank to suspend its stock repurchase program and dividend increase, and to resubmit its 2014 capital plan for re-evaluation.

Current Strategy and Outlook: We continue to see, in our opinion, attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Voya Large Cap Value strategy has sought to provide. The Fund is currently overweight in the consumer staples, materials and utilities sectors and underweight the financials and consumer discretionary sectors.

*	The Fund was formerly known as “ING Large Cap Value Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Average Annual Total Returns for the Periods Ended May 31, 2014

	1 Year	5 Year	Since Inception of Class A December 18, 2007	Since Inception of Class B February 20, 2008	Since Inception of Class C February 19, 2008	Since Inception of Class I March 31, 2010	Since Inception of Class O January 28, 2013	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	9.62%	16.68%	7.26%	—	—	—	—	—	—	—
Class B(2)	10.49%	16.98%	—	8.81%	—	—	—	—	—	—
Class C(3)	14.50%	17.19%	—	—	9.00%	—	—	—	—	—
Class I	16.76%	—	—	—	—	14.78%	—	—	—	—
Class O	16.32%	—	—	—	—	—	19.80%	—	—	—
Class R	16.12%	—	—	—	—	—	—	19.76%	—	—
Class R6	16.77%	—	—	—	—	—	—	—	16.77%	—
Class W	16.62%	—	—	—	—	—	—	—	—	17.78%
Excluding Sales Charge:
Class A	16.28%	18.08%	8.25%	—	—	—	—	—	—	—
Class B	15.49%	17.19%	—	8.81%	—	—	—	—	—	—
Class C	15.50%	17.19%	—	—	9.00%	—	—	—	—	—
Class I	16.76%	—	—	—	—	14.78%	—	—	—	—
Class O	16.32%	—	—	—	—	—	19.80%	—	—	—
Class R	16.12%	—	—	—	—	—	—	19.76%	—	—
Class R6	16.77%	—	—	—	—	—	—	—	16.77%	—
Class W	16.62%	—	—	—	—	—	—	—	—	17.78%
Russell 1000® Value	19.60%	18.44%	5.98%	7.00%	7.13%	14.91%	22.55%	21.88%	19.60%	17.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

7

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Consumer Discretionary	23.7%
Industrials	17.0%
Information Technology	15.4%
Health Care	13.0%
Financials	8.4%
Consumer Staples	7.7%
Energy	6.0%
Materials	5.8%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund* (the “Fund” or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.50% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 20.72% and 21.33%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmarks for the reporting period. The Fund underperformed its primary benchmark, the Russell Midcap® Growth Index, primarily due to stock selection effects, most notably in the energy and consumer discretionary sectors. Asset allocation also detracted from relative performance, primarily because of the Fund’s operating cash position, which though of normal size represented an opportunity cost during a period when stocks were rising. By contrast, stock selection in the financial sectors contributed positively to results.

Key detractors to performance included our overweight positions in Urban Outfitters, Inc. (“Urban Outfitters”), Citrix Systems, Inc. and NetApp, Inc. Specialty apparel retailer Urban Outfitters detracted from performance. Shares underperformed after the company, which operates stores under the Urban Outfitters, Anthropologie and Free People brands, disclosed that trends had decelerated meaningfully in September at its Urban Outfitters concept. Enterprise software vendor Citrix Systems detracted from performance. Citrix shares underperformed after the company pre-announced third quarter results that were below expectations. What’s more, shares traded lower following Amazon’s launch of WorkSpaces, a new desktop virtualization service, which investors fear could detract from future growth in Citrix’s main product set. Shares of NetApp, Inc., a leader in enterprise storage, underperformed due to weaker than expected sales growth, in part due to weakness in the U.S. Federal business following the government shutdown. Management noted that customer decision and sales cycles have lengthened, and guidance of flat branded revenue growth for the fiscal fourth quarter 2014 disappointed investors.

Key contributors to performance included our overweight positions in Alexion Pharmaceuticals, Inc.(“Alexion Pharmaceuticals”), Actavis Plc and B/E Aerospace Inc. Shares of Alexion Pharmaceuticals, an orphan biopharmaceutical company, performed well along with other biotechnology companies during the year. In early 2014, the stock outperformed the biotechnology sector following strong quarterly results and increased guidance, driven by a favorable tax rate and solid sales of Soliris, which treats a genetic blood disorder. Shares of generic pharmaceutical company Actavis Plc (“ACT”) performed well on news of two acquisitions: Ireland-based specialty pharmaceutical company Warner Chilcott and Forest Laboratories (“FRX”). Both deals are expected to be highly accretive and the $25 billion FRX transaction turns Actavis from a leading generic drug company with a small branded drug business into a more balanced specialty pharmaceuticals company, with $15 billion in sales split between North America generics (47% of total), North America branded (27%), drug distribution (15%) and international drugs (10%). Shares of B/E Aerospace Inc., a manufacturer of aircraft interior products and a distributor of aerospace fasteners, performed well after the company announced that it is exploring strategic options, including a possible sale of the company or spin-off of certain businesses.

Top Ten Holdings
as of May 31, 2014
(as a percentage of net assets)

Alexion Pharmaceuticals, Inc.	2.7%
Intuit, Inc.	2.3%
Macy’s, Inc.	2.3%
Actavis PLC	2.2%
Michael Kors Holdings Ltd.	2.2%
Delphi Automotive PLC	2.2%
Chipotle Mexican Grill, Inc.	2.2%
Ametek, Inc.	2.1%
Gap, Inc.	1.8%
St. Jude Medical, Inc.	1.8%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (“Fed”) has begun to reduce the pace of its asset purchase program (tapering) but has committed to maintain the federal funds rate target near zero for a considerable time after the asset purchase program ends. The Fed will consider labor market conditions and inflation in its decision to move toward a normalized interest rate environment. The strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	The Fund was formerly known as “ING MidCap Opportunities Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VOYA MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2014

	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	7.89%	18.24%	9.82%	—	—	—	—
Class B(2)	8.63%	18.55%	9.65%	—	—	—	—
Class C(3)	12.56%	18.73%	9.65%	—	—	—	—
Class I	14.90%	20.13%	10.94%	—	—	—	—
Class O	14.44%	19.64%	—	9.31%	—	—	—
Class R	14.19%	—	—	—	16.53%	—	—
Class R6	14.98%	—	—	—	—	14.98%	—
Class W	14.78%	—	—	—	—	—	19.10%
Excluding Sales Charge:
Class A	14.50%	19.64%	10.47%	—	—	—	—
Class B	13.63%	18.75%	9.65%	—	—	—	—
Class C	13.56%	18.73%	9.65%	—	—	—	—
Class I	14.90%	20.13%	10.94%	—	—	—	—
Class O	14.44%	19.64%	—	9.31%	—	—	—
Class R	14.19%	—	—	—	16.53%	—	—
Class R6	14.98%	—	—	—	—	14.98%	—
Class W	14.78%	—	—	—	—	—	19.10%
Russell Midcap® Growth Index	20.72%	20.53%	9.66%	8.75%	20.30%	20.72%	19.62%
Russell Midcap® Index	21.33%	21.37%	10.37%	9.27%	21.78%	21.33%	20.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

9

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Financials	26.0%
Information Technology	13.9%
Industrials	11.5%
Consumer Discretionary	11.0%
Materials	8.2%
Utilities	7.9%
Energy	7.7%
Health Care	6.4%
Consumer Staples	5.5%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund* (the “Fund” or “MidCap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — LSV Asset Management (“LSV”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani, Portfolio Managers of LSV; Stephen E. Kylander and Lance F. James, Portfolio Managers of RBC GAM (US), and; James N. Mordy, Portfolio Manager of Wellington.**

Performance: For the year ended May 31, 2014, the Fund’s Class I shares provided a total return of 24.03% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 22.01%, for the same period.

Portfolio Specifics: LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value Index by approximately 268 basis points (2.68%) for the period from inception of the LSV Sleeve on February 10, 2014 through May 31, 2014. Since inception, the Sleeve has experienced both strong absolute and relative returns. The portfolio’s deep value positioning paid off during this very short period. Value was added across a wide variety of sectors, but the biggest contributions came from holdings within the consumer staples, technology, consumer discretionary and health care sectors. Given our diversified approach, it was a handful of stocks in each of these sectors that drove outperformance, a typical pattern for our style of investing in both favorable and unfavorable market environments.

Some of the top performing holdings included Amkor Technology, Omnivision Technology, Select Medical Holdings, Questor Pharmaceuticals, Pilgrim’s Pride and Smith & Wesson. Laggards included Domtar, Rock-Tenn, Brinks and World Acceptance.

RBC GAM (U.S.) Sleeve — The Sleeve outperformed the Russell Midcap® Value Index by approximately 300 basis points (3.00%) for the twelve-month period ended May 31, 2014, as both stock selection and sector allocation contributed positively to overall portfolio performance. The leading sectors from a stock selection standpoint were the information technology and health care sectors, which more than offset adverse stock selection in the energy sector. Within information technology, the portfolios holdings in semiconductor manufacturers Skyworks Solutions, NXP Semiconductors and Avago Technologies were not only among the leading contributors in the sector, but also the overall portfolio. These holdings, along with strong performing health care sector holdings Actavis and Centene, offset adverse stock selection in the energy sector, most notably in offshore drilling services company Noble Corp, with weakness also coming from refiner Tesoro and oil services company Cameron International. Contrary to the prior year (twelve months ended May 31, 2013) in which the portfolio’s underweight to equities with “bond-like” characteristics, primarily utilities and real estate investment trusts (“REITs”), detracted from overall performance due to investors thirst for yield in a low interest rate environment, this positioning was a contributor to overall performance in the current twelve-month period as improved economic data led the U.S. Federal Reserve Board (the “Fed”) to begin tapering its quantitative easing program, which was a primary factor in keeping interest rates artificially low. As a result, asset allocation decisions, led by the aforementioned significant underweight to REITs and utilities, as well as an overweight to the strong performing technology sector, were a notable contributor to overall portfolio performance. The portfolio’s modest cash position also detracted marginally from performance in a significantly positive market.

Wellington Sleeve — The Sleeve outperformed the Russell MidCap® Value Index by approximately 105 basis points (1.05%) for the twelve-month period ended May 31, 2014. Sector allocation, a residual of the bottom-up stock selection process, was the main driver of outperformance during the period. Positive relative performance from underweights to financials and utilities and an overweight to information technology more than offset the negative relative returns from an underweight to the telecom & media sector and a residual cash position in an upward trending market.

Stock selection also contributed positively to relative performance during period. Positive stock selection within information technology, financials, and materials contributed the most to relative returns, although this was partially offset by weaker selection in the consumer discretionary, energy, and health care sectors.

Top contributors to relative performance during the period included supplier of analog semiconductor devices Avago Technologies (information technology), Netherlands-based semiconductor company NXP Semiconductors (information technology), and provider of analog and mixed signal semiconductors Skyworks Solutions (information technology). Top detractors from relative performance included oil-focused exploration and production company Cobalt International Energy (energy), global engineering, construction, and services company KBR (industrials), and not owning semiconductor manufacturer, specializing in flash memory devices, Micron Technology (information technology), which outperformed the benchmark during the period.

10

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

Current Strategy and Outlook: LSV Sleeve — By historical standards stocks are neither cheap nor expensive at present, trading close to fair value in our opinion. We believe the portfolio however trades at sizeable discounts relative to the benchmark as well as the broad market. Current valuations are 13x 2014 earnings estimates, 8x trailing cash flow and a 2.2% yield. We continue to believe, and empirical evidence, supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Top Ten Holdings
as of May 31, 2014
(as a percentage of net assets)

UnumProvident Corp.	1.5%
Arrow Electronics, Inc.	1.5%
Reinsurance Group of America, Inc.	1.3%
Ingredion, Inc.	1.2%
NXP Semiconductor NV	1.2%
Celanese Corp.	1.2%
Cabot Corp.	1.0%
Skyworks Solutions, Inc.	1.0%
XL Group PLC	1.0%
Methanex Corp.	0.9%

Portfolio holdings are subject to change daily.

RBC GAM (U.S.) Sleeve — While a number of potential headwinds for equity markets broadly were exposed in the early part of 2014, we believe there remains much to be optimistic about — a reasonably accommodative Fed, easing political dysfunction out of Washington, corporate earnings growth, while slow to start the year, appears to be accelerating modestly and companies continue to hold significant cash balances which can be returned to shareholders or used for mergers and acquisitions—all of which leave us cautiously optimistic that following the weather related weakness of this past winter, macro-economic data will begin to rebound in the back half of 2014, in our opinion. Accordingly, the Sleeve seeks to be invested in companies that we believe have attractive business fundamentals whose stocks are trading at a discount. Overall positioning of the portfolio is done primarily on a bottoms-up basis with relative valuation gaps influencing portfolio construction within defined limits. With the strong equity market returns of 2013, largely driven by multiple expansion, we believe the opportunity to identify and opportunistically invest in disparities between sectors are now somewhat less pronounced than at this same time a year ago, making stock selection based on sound fundamentals combined with attractive valuation critical to performance moving forward in 2014. This market environment is one in which the Sleeve has historically performed well as the strategy continues to be based on the premise that a portfolio of companies with attractive return characteristics, opportunity for improvement, and low absolute and relative stock valuation metrics provide an attractive investment option and seek to avoid and, at times, exploit excesses that arise in both bear and bull markets, in our opinion.

Wellington Sleeve — In our opinion, the global economic expansion continues at a sluggish pace. The U.S. lost some momentum early in the year, but we believe the U.S. economy could lead global growth with less impact from fiscal drag. We expect better trends in both capital spending and non-residential construction, while a pickup in wage growth should support consumption, in our view. We still expect reasonably healthy growth in 2014, but given the weather-impacted first quarter in the U.S., and somewhat lowered expectations for emerging markets, our macroeconomics group has lowered their global GDP forecast a bit for this year. We believe economic data over the next few non-weather impacted months will be absolutely critical to the direction of markets over the balance of 2014.

At the end of the period our largest overweights relative to the benchmark were to information technology, industrials, and materials, while our largest underweights were to the financials, utilities, and health care sectors.

*	The Fund was formerly known as “ING Mid Cap Value Fund.”

**	On November 21, 2013, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-advisers adding LSV as an additional Sub-Adviser to the Fund along with a change to the Fund’s principal investment strategies. Effective January 24, 2014, the Fund was in a transition period. Effective February 10, 2014, LSV was added as a Sub-Adviser to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2014

	1 Year	Since Inception of Class I October 3, 2011
Class I	24.03%	30.91%
Russell Midcap® Value	22.01%	29.91%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification
as of May 31, 2014
(as a percentage of net assets)

Retail REITs	22.5%
Residential REITs	20.5%
Specialized REITs	15.3%
Diversified REITs	14.6%
Office REITs	12.5%
Hotels, Resorts & Cruise Lines	7.9%
Industrial REITs	6.0%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Real Estate Fund* (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.65% compared to the MSCI U.S. REIT® Index, which returned 9.87%, for the same period.

Portfolio Specifics: Performance was positive across most property types during the period as only the healthcare sector posted a very modest decline (–0.3%). Real estate stocks have continued to generate favorable returns as the result of real estate fundamentals continuing to improve with visible earnings growth. In our view, cash flow per share of property companies is increasing as the result of improving occupancies as well as accommodative bond markets, positive mark to market of rents, an increasingly active transactions market, and active balance sheet management as the cost of debt for many companies remains low.

During the past twelve months, the Fund has outperformed the benchmark as the result of stock selection and asset allocation decisions. Stock selection accounted for a little more than two-thirds of the relative outperformance and was driven by the outperformance of holdings in the residential, office, mall and net lease sectors. This more than offset relative underperformance of holdings in the healthcare and industrial sectors. Asset allocation decisions contributed to relative performance, primarily through an overweight to the outperforming office sector as well as an underweight to the underperforming net lease sector. Asset allocation decisions in the healthcare and hotel sectors also added value, more than offsetting the drag that resulted from an underweight to the outperforming storage sector.

Top Ten Holdings
as of May 31, 2014
(as a percentage of net assets)

Simon Property Group, Inc.	8.8%
Equity Residential	5.3%
ProLogis, Inc.	4.7%
Host Hotels & Resorts, Inc.	4.6%
Health Care Real Estate Investment Trust, Inc.	4.3%
AvalonBay Communities, Inc.	3.8%
Vornado Realty Trust	3.7%
Essex Property Trust, Inc.	3.5%
Boston Properties, Inc.	3.5%
Public Storage, Inc.	3.2%

Portfolio holdings are subject to change daily.

Current Strategy & Outlook: Current portfolio positioning is based on an improving economic outlook with a continued focus on valuation. We expect with an improving economic outlook that the markets will embrace property companies with more exposure to growth. Portfolio positioning emphasizes property types which can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. We are overweight the lodging, central business district (“CBD”) office, industrial, apartment and high-end mall companies and are more cautious on the storage, net lease and healthcare sectors. We are overweight the lodging sector given that lodging cash flows respond most quickly to improving demand. Office investments are concentrated in coastal CBD markets with a bias toward the west coast plus mid-town Manhattan. Positioning favors west coast markets including San Francisco, Seattle, San Diego and west Los Angeles. It noticeably excludes the Washington D.C. market, which is beset by continued soft demand from the government sector. Retail holdings are primarily focused on the higher-quality regional mall companies which continue to generate strong internal growth, despite decelerating retail sales which have weighed on the shares. We remain cautious on healthcare and net lease property types, which generally generate slower growth “bond-like” earnings. We believe that property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

*	The Fund was formerly known as “ING Real Estate Fund.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

VOYA REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2014

	1 Year	5 Year	10 Year	Since Inception of Class O September 15, 2004	Since Inception of Class R August 5, 2011	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	4.29%	21.06%	9.50%	—	—	—
Class B(2)	4.79%	21.43%	9.33%	—	—	—
Class C(3)	8.81%	21.61%	9.32%	—	—	—
Class I	11.04%	22.94%	10.51%	—	—	—
Class O	10.62%	22.55%	—	9.67%	—	—
Class R	10.40%	—	—	—	15.44%	—
Class W	10.91%	22.86%	—	—	—	8.30%
Excluding Sales Charge:
Class A	10.65%	22.52%	10.16%	—	—	—
Class B	9.79%	21.62%	9.33%	—	—	—
Class C	9.81%	21.61%	9.32%	—	—	—
Class I	11.04%	22.94%	10.51%	—	—	—
Class O	10.62%	22.55%	—	9.67%	—	—
Class R	10.40%	—	—	—	15.44%	—
Class W	10.91%	22.86%	—	—	—	8.30%
MSCI U.S. REIT® Index	9.87%	22.74%	9.81%	9.04%	16.91%	7.62%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

14

PORTFOLIO MANAGERS’ REPORT	VOYA SMALLCAP OPPORTUNITIES FUND

Sector Diversification
as of May 31, 2014
(as a percentage of net assets)

Information Technology	22.6%
Consumer Discretionary	17.9%
Health Care	17.4%
Industrials	14.7%
Financials	11.0%
Energy	5.0%
Materials	4.7%
Consumer Staples	2.2%
Exchange-Traded Funds	2.0%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund* (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek, James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”)* — the Sub-Adviser.

Performance: For the year ended May 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.36% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 16.71% and 16.79%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed its benchmark before deducting fees and expenses, but lagged after those costs were deducted. Fund performance was the result of strong stock selection, primarily within the capital goods and health care equipment and services sectors. Stock selection within the consumer services and software and services sectors detracted the most from relative results. During a time when stocks generally rose, the Fund’s cash allocation further detracted from results. The Fund’s underweight allocation to the pharmaceuticals and biotechnology sector also detracted from performance.

Among the main individual contributors to performance were InterMune, Inc. (“InterMune”) and Carrizo Oil & Gas, Inc. (“Carrizo”).

An overweight position in InterMune, a biotechnology company focused on innovative therapies in pulmonology and orphan fibrotic diseases, contributed positively to performance. Shares of InterMune gained during the period thanks to positive Phase 3 clinical-trial data involving a compound to treat a lung disease called idiopathic pulmonary fibrosis. Investors expected InterMune’s strong trial results to set the company up for FDA approval of the treatment later this year.

Within the energy sector, an overweight position in Carrizo outperformed. Carrizo is one of the few smaller-capitalization exploration and production companies that have been able to deliver steady, repeatable results each quarter. The market has therefore put a premium on its valuation, as the stock is perceived as higher quality.

Among the key detractors for the period were Express, Inc. (“Express”) and CommVault Systems, Inc. (“CommVault Systems”).

Specialty apparel and accessories retailer Express underperformed due to lower than expected earnings and reduced guidance for the year. Investors were expecting the company to be able to regain more of the margin it lost from last year’s product issues. However, a more aggressive competitive environment caused Express to discount more, thereby putting pressure on margins. Since our thesis is no longer intact, we have been opportunistically exiting the Fund’s position.

Top Ten Holdings
as of May 31, 2014*
(as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	2.0%
Portfolio Recovery Associates, Inc.	1.3%
Healthsouth Corp.	1.3%
Team Health Holdings, Inc.	1.3%
WEX, Inc.	1.2%
Vail Resorts, Inc.	1.2%
Aspen Technology, Inc.	1.2%
Centene Corp.	1.1%
EnPro Industries, Inc.	1.1%
Clarcor, Inc.	1.1%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

An overweight position in CommVault Systems, a data management software company, underperformed for the period. The company disappointed investors by reporting fiscal fourth-quarter 2014 revenues below consensus estimates and providing light guidance for fiscal year 2015. We think it is reasonable for the company to reinvest in its business to build up sales capacity, although in our view its investments are not likely bear fruit for the next couple of quarters. CommVault Systems remains the dominant backup software provider in the data management industry and we believe its current valuations are very attractive.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	The Fund was formerly known as “ING SmallCap Opportunities Fund.” Additionally, the Sub-Adviser was formerly known as “ING Investment Management Co. LLC.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2014

	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	8.73%	19.47%	9.44%	—	—	—
Class B(2)	9.50%	19.78%	9.26%	—	—	—
Class C(3)	13.51%	19.99%	9.27%	—	—	—
Class I	15.72%	21.38%	10.57%	—	—	—
Class R	15.07%	—	—	19.48%	—	—
Class R6	15.80%	—	—	—	15.80%	—
Class W	15.67%	21.22%	—	—	—	9.90%
Excluding Sales Charge:
Class A	15.36%	20.89%	10.08%	—	—	—
Class B	14.50%	19.98%	9.26%	—	—	—
Class C	14.51%	19.99%	9.27%	—	—	—
Class I	15.72%	21.38%	10.57%	—	—	—
Class R	15.07%	—	—	19.48%	—	—
Class R6	15.80%	—	—	—	15.80%	—
Class W	15.67%	21.22%	—	—	—	9.90%
Russell 2000® Growth Index	16.71%	19.82%	8.74%	19.44%	16.71%	8.63%
Russell 2000® Index	16.79%	19.32%	8.59%	19.48%	16.79%	8.37%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

16

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*
Voya Growth Opportunities Fund
Class A	$1,000.00	$1,068.10	1.33%	$6.86	$1,000.00	$1,018.30	1.33%	$6.69
Class B	1,000.00	1,065.00	1.98	10.19	1,000.00	1,015.06	1.98	9.95
Class C	1,000.00	1,064.80	1.98	10.19	1,000.00	1,015.06	1.98	9.95
Class I	1,000.00	1,070.40	0.94	4.85	1,000.00	1,020.24	0.94	4.73
Class R	1,000.00	1,000.00	1.45	7.23	1,000.00	1,017.70	1.45	7.29
Class W	1,000.00	1,069.80	0.98	5.06	1,000.00	1,020.04	0.98	4.94
Voya Large Cap Value Fund
Class A	1,000.00	1,055.20	1.14	5.84	1,000.00	1,019.25	1.14	5.74
Class B	1,000.00	1,050.70	1.89	9.66	1,000.00	1,015.51	1.89	9.50
Class C	1,000.00	1,051.50	1.89	9.67	1,000.00	1,015.51	1.89	9.50
Class I	1,000.00	1,056.80	0.79	4.05	1,000.00	1,020.99	0.79	3.98
Class O	1,000.00	1,055.30	1.14	5.84	1,000.00	1,019.25	1.14	5.74
Class R	1,000.00	1,053.60	1.34	6.86	1,000.00	1,018.25	1.34	6.74
Class R6	1,000.00	1,057.60	0.78	4.00	1,000.00	1,021.04	0.78	3.93
Class W	1,000.00	1,056.50	0.89	4.56	1,000.00	1,020.49	0.89	4.48

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2014*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,020.60	1.32%	$6.65	$1,000.00	$1,018.35	1.32%	$6.64
Class B	1,000.00	1,016.80	2.07	10.41	1,000.00	1,014.61	2.07	10.40
Class C	1,000.00	1,016.50	2.07	10.41	1,000.00	1,014.61	2.07	10.40
Class I	1,000.00	1,022.50	0.94	4.74	1,000.00	1,020.24	0.94	4.73
Class O	1,000.00	1,020.60	1.32	6.65	1,000.00	1,018.35	1.32	6.64
Class R	1,000.00	1,019.40	1.57	7.90	1,000.00	1,017.10	1.57	7.90
Class R6	1,000.00	1,022.90	0.88	4.44	1,000.00	1,020.54	0.88	4.43
Class W	1,000.00	1,021.90	1.07	5.39	1,000.00	1,019.60	1.07	5.39
Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	1,103.70	0.86	4.51	1,000.00	1,020.64	0.86	4.33
Voya Real Estate Fund
Class A	1,000.00	1,170.00	1.29	6.98	1,000.00	1,018.50	1.29	6.49
Class B	1,000.00	1,164.70	2.04	11.01	1,000.00	1,014.76	2.04	10.25
Class C	1,000.00	1,164.80	2.04	11.01	1,000.00	1,014.76	2.04	10.25
Class I	1,000.00	1,172.80	0.91	4.93	1,000.00	1,020.39	0.91	4.58
Class O	1,000.00	1,169.90	1.29	6.98	1,000.00	1,018.50	1.29	6.49
Class R	1,000.00	1,168.40	1.54	8.33	1,000.00	1,017.25	1.54	7.75
Class W	1,000.00	1,171.50	1.04	5.63	1,000.00	1,019.75	1.04	5.24
Voya SmallCap Opportunities Fund
Class A	1,000.00	983.00	1.41	6.97	1,000.00	1,017.90	1.41	7.09
Class B	1,000.00	979.30	2.16	10.66	1,000.00	1,014.16	2.16	10.85
Class C	1,000.00	979.30	2.16	10.66	1,000.00	1,014.16	2.16	10.85
Class I	1,000.00	984.30	1.10	5.44	1,000.00	1,019.45	1.10	5.54
Class R	1,000.00	981.60	1.66	8.20	1,000.00	1,016.65	1.66	8.35
Class R6	1,000.00	985.00	1.02	5.05	1,000.00	1,019.85	1.02	5.14
Class W	1,000.00	984.30	1.16	5.74	1,000.00	1,019.15	1.16	5.84

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Equity Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Growth Opportunities Fund (formerly, ING Growth Opportunities Fund), Voya Large Cap Value Fund (formerly, ING Large Cap Value Fund), Voya Multi-Manager Mid Cap Value Fund (formerly, ING Mid Cap Value Fund), Voya MidCap Opportunities Fund (formerly, ING MidCap Opportunities Fund), Voya Real Estate Fund (formerly, ING Real Estate Fund), and Voya SmallCap Opportunities Fund (formerly, ING SmallCap Opportunities Fund), each a series of Voya Equity Trust, as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Equity Trust as of May 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 25, 2014

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2014

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$124,750,268	$837,041,441	$1,441,799,830
Short-term investments at fair value**	836,505	24,916,885	25,106,107
Total investments at fair value	$125,586,773	$861,958,326	$1,466,905,937
Cash	1,155	84	529
Receivables:
Investment securities sold	182,750	55,959,440	19,617,053
Fund shares sold	130,002	440,473	2,314,556
Dividends	102,542	1,958,174	965,903
Prepaid expenses	22,463	47,247	48,416
Reimbursement due from manager	15,515	25,417	28,824
Total assets	126,041,200	920,389,161	1,489,881,218
LIABILITIES:
Payable for investment securities purchased	626,199	67,337,965	20,989,620
Payable for fund shares redeemed	158,309	1,265,784	1,454,129
Payable upon receipt of securities loaned	—	433,962	—
Payable for investment management fees	72,810	462,691	917,251
Payable for administrative fees	10,401	71,183	122,299
Payable for distribution and shareholder service fees	42,565	132,103	211,614
Payable for trustee fees	607	3,748	6,772
Other accrued expenses and liabilities	48,847	129,910	513,756
Total liabilities	959,738	69,837,346	24,215,441
NET ASSETS	$125,081,462	$850,551,815	$1,465,665,777
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$91,771,814	$697,941,109	$1,190,452,221
Undistributed net investment income/Accumulated net investment loss	(44,339)	1,774,522	953,068
Accumulated net realized gain	10,999,668	41,397,299	76,045,588
Net unrealized appreciation	22,354,319	109,438,885	198,214,900
NET ASSETS	$125,081,462	$850,551,815	$1,465,665,777
__________________________
+ Including securities loaned at value	$—	$425,011	$—
* Cost of investments in securities	$102,395,949	$727,602,556	$1,243,584,930
** Cost of short-term investments	$836,505	$24,916,885	$25,106,107

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2014 (CONTINUED)

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$70,295,118	$206,214,811	$429,054,632
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,155,965	16,094,698	17,962,604
Net asset value and redemption price per share†	$32.60	$12.81	$23.89
Maximum offering price per share (5.75%)(1)	$34.59	$13.59	$25.35

Class B
Net assets	$1,275,879	$6,030,073	$4,272,261
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	43,009	472,856	207,312
Net asset value and redemption price per share†	$29.67	$12.75	$20.61

Class C
Net assets	$25,389,553	$95,789,077	$126,640,427
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	858,465	7,503,453	6,185,314
Net asset value and redemption price per share†	$29.58	$12.77	$20.47

Class I
Net assets	$25,933,777	$219,821,997	$719,370,661
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	741,635	16,183,619	27,755,546
Net asset value and redemption price per share	$34.97	$13.58	$25.92

Class O
Net assets	n/a	$6,779,570	$53,614,602
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	529,494	2,250,766
Net asset value and redemption price per share	n/a	$12.80	$23.82

Class R
Net assets	$35	$4,262,884	$1,769,610
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1	333,266	74,633
Net asset value and redemption price per share	$35.05	$12.79	$23.71

Class R6
Net assets	n/a	$265,510,101	$24,448,051
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	19,557,540	942,514
Net asset value and redemption price per share	n/a	$13.58	$25.94

Class W
Net assets	$2,187,100	$46,143,302	$106,495,533
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	63,708	3,407,080	4,142,825
Net asset value and redemption price per share	$34.33	$13.54	$25.71

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2014

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$326,606,149	$1,352,772,073	$530,531,350
Short-term investments at fair value**	7,870,091	10,508,889	34,447,850
Total investments at fair value	$334,476,240	$1,363,280,962	$564,979,200
Cash	2,682,624	1,228	53
Receivables:
Investment securities sold	1,592,922	8,693,461	982,851
Fund shares sold	158,722	3,362,188	1,093,377
Dividends	407,851	741,832	269,426
Foreign tax reclaims	9,432	—	—
Prepaid expenses	1,458	36,023	37,665
Reimbursement due from manager	—	—	15,021
Total assets	339,329,249	1,376,115,694	567,377,593
LIABILITIES:
Payable for investment securities purchased	1,288,131	10,464,113	2,639,734
Payable for fund shares redeemed	291,417	2,900,870	4,461,925
Payable upon receipt of securities loaned	6,068,421	—	15,534,713
Payable for investment management fees	193,760	804,901	387,442
Payable for administrative fees	27,680	114,984	45,996
Payable for distribution and shareholder service fees	—	87,004	68,833
Payable for trustee fees	1,520	6,379	2,295
Other accrued expenses and liabilities	118,043	430,785	185,429
Total liabilities	7,988,972	14,809,036	23,326,367
NET ASSETS	$331,340,277	$1,361,306,658	$544,051,226
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$245,292,995	$947,888,791	$461,834,424
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss	1,307,800	(2,479,923)	(1,207,297)
Accumulated net realized gain (loss)	36,002,963	(89,577,868)	20,900,513
Net unrealized appreciation	48,736,519	505,475,658	62,523,586
NET ASSETS	$331,340,277	$1,361,306,658	$544,051,226

+ Including securities loaned at value	$5,926,801	$—	$15,168,331
* Cost of investments in securities	$277,869,893	$847,296,415	$468,007,764
** Cost of short-term investments	$7,870,091	$10,508,889	$34,447,850

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2014 (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$266,444,574	$150,896,626
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	14,288,840	2,753,570
Net asset value and redemption price per share†	n/a	$18.65	$54.80
Maximum offering price per share (5.75%)(1)	n/a	$19.79	$58.14

Class B
Net assets	n/a	$684,106	$820,425
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	36,538	17,713
Net asset value and redemption price per share†	n/a	$18.72	$46.32

Class C
Net assets	n/a	$27,094,709	$43,118,461
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,386,391	932,841
Net asset value and redemption price per share†	n/a	$19.54	$46.22

Class I
Net assets	$331,340,277	$862,732,910	$300,879,810
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	22,634,664	43,014,754	5,180,956
Net asset value and redemption price per share	$14.64	$20.06	$58.07

Class O
Net assets	n/a	$37,172,538	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,995,686	n/a
Net asset value and redemption price per share	n/a	$18.63	n/a

Class R
Net assets	n/a	$1,408,439	$908,216
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	75,766	16,706
Net asset value and redemption price per share	n/a	$18.59	$54.36

Class R6
Net assets	n/a	n/a	$14,096,340
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.010
Shares outstanding	n/a	n/a	242,576
Net asset value and redemption price per share	n/a	n/a	$58.11

Class W
Net assets	n/a	$165,769,382	$33,331,348
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	7,336,089	579,363
Net asset value and redemption price per share	n/a	$22.60	$57.53

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014

	Voya Growth Opportunities Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,435,678	$17,477,958	$17,095,966
Interest	245	29	—
Securities lending income, net	7,795	113,356	110,247
Total investment income	1,443,718	17,591,343	17,206,213

EXPENSES:
Investment management fees	884,106	4,873,341	10,156,902
Distribution and shareholder service fees:
Class A	239,577	451,849	1,073,061
Class B	15,001	55,047	50,588
Class C	234,778	860,596	1,228,623
Class O	—	13,640	129,617
Class R	—	18,986	6,017
Transfer agent fees:
Class A	154,052	197,284	836,798
Class B	3,375	6,014	9,880
Class C	52,837	94,180	239,431
Class I	2,664	14,360	416,634
Class O	—	6,038	101,040
Class R	—	4,868	2,332
Class R6	—	9,976	815
Class W	5,094	48,048	210,109
Administrative service fees	121,329	749,739	1,354,244
Shareholder reporting expense	20,147	57,799	155,026
Registration fees	68,440	119,579	112,187
Professional fees	15,503	74,125	136,121
Custody and accounting expense	7,985	99,111	139,238
Trustee fees	3,640	22,492	40,628
Miscellaneous expense	7,310	28,858	51,153
Interest expense	395	2,152	461
Total expenses	1,836,233	7,808,082	16,450,905
Net waived and reimbursed fees	(168,046)	(198,926)	(318,140)
Net expenses	1,668,187	7,609,156	16,132,765
Net investment income (loss)	(224,469)	9,982,187	1,073,448

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,937,547	100,474,702	155,935,579
Net realized gain	18,937,547	100,474,702	155,935,579
Net change in unrealized appreciation (depreciation) on:
Investments	2,212,213	(348,406)	19,070,826
Net change in unrealized appreciation (depreciation)	2,212,213	(348,406)	19,070,826
Net realized and unrealized gain	21,149,760	100,126,296	175,006,405
Increase in net assets resulting from operations	$20,925,291	$110,108,483	$176,079,853
_____________________
* Foreign taxes withheld	$—	$116,489	$—

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,607,492	$29,656,143	$3,176,153
Interest	150	—	—
Securities lending income, net	14,602	—	296,155
Total investment income	4,622,244	29,656,143	3,472,308

EXPENSES:
Investment management fees	2,128,035	8,931,200	3,914,497
Distribution and shareholder service fees:
Class A	—	586,300	319,094
Class B	—	8,236	10,786
Class C	—	254,089	363,339
Class O	—	86,815	—
Class R	—	5,677	2,405
Transfer agent fees:
Class A	—	458,330	187,811
Class B	—	1,627	1,588
Class C	—	49,761	53,466
Class I	4,010	529,656	415,376
Class O	—	67,990	—
Class R	—	2,206	706
Class R6	—	—	131
Class W	—	363,950	35,804
Administrative service fees	304,002	1,275,872	459,085
Shareholder reporting expense	7,512	113,941	54,460
Registration fees	—	107,596	102,013
Professional fees	26,176	136,812	44,871
Custody and accounting expense	108,274	138,772	50,610
Trustee fees	9,120	38,277	13,773
Information statement costs (Note 6)	42,000	—	—
Miscellaneous expense	12,050	62,519	17,348
Interest expense	570	—	1,489
Total expenses	2,641,749	13,219,626	6,048,652
Net waived and reimbursed fees	(13,334)	—	(185,958)
Brokerage commission recapture	(23,506)	—	—
Net expenses	2,604,909	13,219,626	5,862,694
Net investment income (loss)	2,017,335	16,436,517	(2,390,386)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	53,431,452	38,475,093	37,747,034
Foreign currency related transactions	(12,598)	—	—
Net realized gain	53,418,854	38,475,093	37,747,034
Net change in unrealized appreciation (depreciation) on:
Investments	10,437,625	79,959,029	18,358,292
Foreign currency related transactions	533	—	—
Net change in unrealized appreciation (depreciation)	10,438,158	79,959,029	18,358,292
Net realized and unrealized gain	63,857,012	118,434,122	56,105,326
Increase in net assets resulting from operations	$65,874,347	$134,870,639	$53,714,940
______________________
* Foreign taxes withheld	$31,858	$—	$1,809

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Growth Opportunities Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2014	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(224,469)	$(133,920)	$9,982,187	$6,388,977
Net realized gain	18,937,547	10,682,627	100,474,702	25,648,078
Net change in unrealized appreciation (depreciation)	2,212,213	8,563,287	(348,406)	64,312,725
Increase in net assets resulting from operations	20,925,291	19,111,994	110,108,483	96,349,780

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(2,054,272)	(707,095)
Class B	—	—	(23,399)	(4,672)
Class C	—	—	(415,230)	(137,335)
Class I	—	—	(2,980,444)	(4,753,594)
Class O	—	—	(57,675)	(654)
Class R	—	—	(44,057)	(12,795)
Class R6	—	—	(3,399,823)	—
Class W	—	—	(660,029)	(368,979)
Net realized gains:
Class A	(3,905,714)	—	(8,511,807)	(1,267,110)
Class B	(94,297)	—	(183,411)	(15,047)
Class C	(1,481,405)	—	(3,842,412)	(402,509)
Class I	(1,367,193)	—	(13,385,886)	(9,360,834)
Class O	—	—	(174,402)	—
Class R	—	—	(283,124)	(32,270)
Class R6	—	—	(18,716,414)	—
Class W	(128,872)	—	(3,259,523)	(681,691)
Total distributions	(6,977,481)	—	(57,991,908)	(17,744,585)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,836,285	69,617,443	469,129,491	284,298,722
Payment from distribution/payment by affiliate	42,824	—	—	—
Proceeds from shares issued in merger (Note 15)	—	—	234,958,768	—
Reinvestment of distributions	5,814,473	—	54,914,933	17,330,043
	29,693,582	69,617,443	759,003,192	301,628,765
Cost of shares redeemed	(36,324,009)	(49,205,146)	(356,636,937)	(212,850,907)
Net increase (decrease) in net assets resulting from capital share transactions	(6,630,427)	20,412,297	402,366,255	88,777,858
Net increase in net assets	7,317,383	39,524,291	454,482,830	167,383,053
NET ASSETS:
Beginning of year or period	117,764,079	78,239,788	396,068,985	228,685,932
End of year or period	$125,081,462	$117,764,079	$850,551,815	$396,068,985
Undistributed net investment income/Accumulated net investment loss at end of year or period	$(44,339)	$(131,063)	$1,774,522	$1,412,219

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2014	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income	$1,073,448	$160,445	$2,017,335	$2,362,459
Net realized gain	155,935,579	51,751,270	53,418,854	39,377,479
Net change in unrealized appreciation	19,070,826	138,960,037	10,438,158	32,495,915
Increase in net assets resulting from operations	176,079,853	190,871,752	65,874,347	74,235,853

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(1,541,927)	(2,335,658)
Net realized gains:
Class A	(38,894,181)	(8,848,804)	—	—
Class B	(516,502)	(167,164)	—	—
Class C	(12,876,869)	(2,797,118)	—	—
Class I	(51,752,160)	(9,493,447)	(47,647,252)	(30,471,327)
Class O	(4,659,452)	(1,123,400)	—	—
Class R	(112,251)	(2,232)	—	—
Class R6	(1,171,907)	—	—	—
Class W	(9,800,213)	(1,812,670)	—	—
Total distributions	(119,783,535)	(24,244,835)	(49,189,179)	(32,806,985)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	536,739,968	484,936,254	48,782,268	87,520,489
Reinvestment of distributions	97,430,488	18,835,688	49,189,179	32,806,985
	634,170,456	503,771,942	97,971,447	120,327,474
Cost of shares redeemed	(379,999,486)	(264,403,684)	(76,891,831)	(96,060,733)
Net increase in net assets resulting from capital share transactions	254,170,970	239,368,258	21,079,616	24,266,741
Net increase in net assets	310,467,288	405,995,175	37,764,784	65,695,609
NET ASSETS:
Beginning of year or period	1,155,198,489	749,203,314	293,575,493	227,879,884
End of year or period	$1,465,665,777	$1,155,198,489	$331,340,277	$293,575,493
Undistributed net investment income/Accumulated net investment loss at end of year or period	$953,068	$(49,640)	$1,307,800	$621,966

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2014	Year Ended May 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$16,436,517	$14,073,549	$(2,390,386)	$(953,898)
Net realized gain	38,475,093	36,257,814	37,747,034	16,788,860
Net change in unrealized appreciation	79,959,029	95,449,273	18,358,292	38,236,719
Increase in net assets resulting from operations	134,870,639	145,780,636	53,714,940	54,071,681

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(5,141,069)	(3,942,654)	—	—
Class B	(12,098)	(12,544)	—	—
Class C	(332,527)	(259,849)	—	—
Class I	(18,759,922)	(16,133,772)	—	—
Class O	(745,955)	(715,643)	—	—
Class R	(23,869)	(5,483)	—	—
Class W	(3,765,588)	(2,655,520)	—	—
Net realized gains:
Class A	—	—	(6,340,153)	(1,201,448)
Class B	—	—	(70,745)	(23,675)
Class C	—	—	(2,424,986)	(426,807)
Class I	—	—	(14,810,852)	(1,621,547)
Class R	—	—	(28,321)	(378)
Class R6	—	—	(175)	—
Class W	—	—	(1,289,699)	(143,461)
Total distributions	(28,781,028)	(23,725,465)	(24,964,931)	(3,417,316)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	404,099,532	466,839,457	323,514,070	113,231,083
Reinvestment of distributions	18,031,780	13,377,777	21,115,256	2,605,941
	422,131,312	480,217,234	344,629,326	115,837,024
Cost of shares redeemed	(429,853,309)	(323,707,914)	(119,898,754)	(51,804,276)
Net increase (decrease) in net assets resulting from capital share transactions	(7,721,997)	156,509,320	224,730,572	64,032,748
Net increase in net assets	98,367,614	278,564,491	253,480,581	114,687,113

NET ASSETS:
Beginning of year or period	1,262,939,044	984,374,553	290,570,645	175,883,532
End of year or period	$1,361,306,658	$1,262,939,044	$544,051,226	$290,570,645
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(2,479,923)	$(1,613,153)	$(1,207,297)	$(742,055)

See Accompanying Notes to Financial Statements

28

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period		Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)		(%)
Voya Growth Opportunities Fund
Class A
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	(a)	1.51	1.33		1.33		(0.14)		70,295		133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40		1.51	1.35		1.35		(0.09)		64,837		123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15		1.67	1.35		1.35		0.02		48,045		151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86		1.68	1.35	†	1.35	†	0.35	†	44,528		90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08		1.68	1.35	†	1.35	†	(0.26	)†	37,356		143
Class B
05-31-14	26.74	(0.22	)•	4.94	4.72	—	1.80	—	1.80	0.01	29.67	18.21	(a)	2.16	1.98		1.98		(0.80)		1,276		133
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61		2.16	2.00		2.00		(0.76)		1,697		123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50		2.32	2.00		2.00		(0.66)		2,984		151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97		2.33	2.00	†	2.00	†	(0.30	)†	6,783		90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23		2.33	2.00	†	2.00	†	(0.92	)†	9,956		143
Class C
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	(a)	2.16	1.98		1.98		(0.79)		25,390		133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63		2.16	2.00		2.00		(0.73)		20,721		123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46		2.32	2.00		2.00		(0.63)		16,049		151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01		2.33	2.00	†	2.00	†	(0.30	)†	16,850		90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23		2.33	2.00	†	2.00	†	(0.91	)†	14,777		143
Class I
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	(a)	0.94	0.94		0.94		0.25		25,934		133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84		1.01	1.00		1.00		0.29		27,896		123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51		1.05	1.00		1.00		0.48		9,975		151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24		1.07	1.00	†	1.00	†	0.69	†	6,711		90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43		1.09	1.00	†	1.00	†	0.08	†	5,422		143
Class R
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00		1.66	1.45		1.45		(1.66)		—	**	133
Class W
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	(a)	1.16	0.98		0.98		0.20		2,187		133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85		1.16	1.00		1.00		0.29		2,613		123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49		1.32	1.00		1.00		0.30		1,188		151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77		1.33	1.00	†	1.00	†	0.65	†	1,109		90
11-23-09(4)–05-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85		1.29	0.69	†	0.69	†	0.40	†	269		143

Voya Large Cap Value Fund
Class A
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28		1.16	1.14		1.14		1.21		206,215		149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02		1.15	1.14		1.14		1.55		57,211		123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)		1.21	1.15		1.15		2.30		32,435		84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07		1.20	1.14	†	1.14	†	2.18	†	11,331		46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22		2.12	1.25	†	1.25	†	1.94	†	6,788		113
Class B
05-31-14	12.13	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.75	15.49		1.91	1.89		1.89		0.45		6,030		149
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06		1.90	1.89		1.89		0.82		589		123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)		1.96	1.90		1.90		1.58		567		84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01		1.95	1.89	†	1.89	†	1.44	†	295		46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31		2.87	2.00	†	2.00	†	1.16	†	219		113

See Accompanying Notes to Financial Statements

29

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class C
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—		12.77	15.50		1.91	1.89		1.89		0.45		95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—		12.15	28.11		1.90	1.89		1.89		0.80		22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—		9.85	(2.31)		1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—		10.43	23.98		1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—		8.54	23.32		2.87	2.00	†	2.00	†	1.19	†	1,201	113
Class I
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—		13.58	16.76		0.81	0.79		0.79		1.55		219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—		12.84	29.44		0.82	0.80		0.80		1.90		277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—		10.38	(1.22)		0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—		10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—		8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class O
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—		12.80	16.32		1.16	1.14		1.14		1.20		6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—		12.18	9.54		1.15	1.14		1.14		1.54		375	123
Class R
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—		12.79	16.12		1.41	1.34		1.34		1.01		4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—		12.17	28.74		1.40	1.34		1.34		1.32		2,089	123
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—		9.88	11.22		1.46	1.39		1.39		2.02		87	84
Class R6
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—		13.58	16.77		0.81	0.78		0.78		1.57		265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—		12.84	0.00		0.79	0.78		0.78		1.92		3	123
Class W
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—		13.54	16.62		0.91	0.89		0.89		1.46		46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—		12.81	29.32		0.90	0.89		0.89		1.79		35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—		10.36	(1.29)		0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—		10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
06-01-09(4)–05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—		8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113

Voya MidCap Opportunities Fund
Class A
05-31-14	22.89	(0.01)		3.26	3.25	—	2.25	—	2.25	—		23.89	14.50		1.34	1.32		1.32		(0.06)		429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—	0.55	—	0.55	—		22.89	21.54		1.33	1.33		1.33		(0.09)		395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—	0.59	—	0.59	0.00	*	19.35	(5.43	)(b)	1.37	1.35		1.35		(0.17)		292,698	89
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06	)•	3.90	3.84	—	—	—	—	0.06		15.25	34.36	(c)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
Class B
05-31-14	20.17	(0.17	)•	2.86	2.69	—	2.25	—	2.25	—		20.61	13.63		2.09	2.07		2.07		(0.81)		4,272	92
05-31-13	17.24	(0.16	)•	3.64	3.48	—	0.55	—	0.55	—		20.17	20.63		2.08	2.08		2.08		(0.85)		5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00	*	17.24	(6.14	)(b)	2.12	2.10		2.10		(0.93)		6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(c)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
Class C
05-31-14	20.06	(0.16)		2.82	2.66	—	2.25	—	2.25	—		20.47	13.56		2.09	2.07		2.07		(0.80)		126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—	0.55	—	0.55	—		20.06	20.62		2.08	2.08		2.08		(0.85)		111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—	0.59	—	0.59	0.00	*	17.15	(6.11	)(b)	2.12	2.10		2.10		(0.92)		87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—	—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—	—	—	—	0.06		13.76	33.20	(c)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117

See Accompanying Notes to Financial Statements

30

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class I
05-31-14	24.58	0.07		3.52	3.59	—		2.25	—	2.25	—		25.92	14.90		0.96	0.94		0.94		0.33		719,371	92
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91		0.91		0.34		496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(b)	1.01	0.91		0.91		0.29		265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—		—	—	—	0.07		16.09	34.76	(c)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
Class O
05-31-14	22.84	(0.01)		3.24	3.23	—		2.25	—	2.25	—		23.82	14.44		1.34	1.32		1.32		(0.05)		53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33		1.33		(0.09)		47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(b)	1.37	1.35		1.35		(0.17)		41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—		—	—	—	0.06		15.21	34.36	(c)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
Class R
05-31-14	22.79	(0.05	)•	3.22	3.17	—		2.25	—	2.25	—		23.71	14.19		1.59	1.57		1.57		(0.22)		1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58		1.58		(0.35)		654	81
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(b)	1.62	1.60		1.60		(0.45)		14	89
Class R6
05-31-14	24.58	0.10	•	3.51	3.61	—		2.25	—	2.25	—		25.94	14.98		0.90	0.88		0.88		0.40		24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88		0.88		0.37		3	81
Class W
05-31-14	24.42	0.06		3.48	3.54	—		2.25	—	2.25	—		25.71	14.78		1.09	1.07		1.07		0.23		106,496	92
05-31-13	20.56	0.03		4.38	4.41	—		0.55	—	0.55	—		24.42	21.83		1.08	1.08		1.08		0.16		97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00	*	0.59	—	0.59	0.00	*	20.56	(5.20	)(b)	1.12	1.10		1.10		0.08		55,387	89
05-31-11	16.09	0.05		6.23	6.28	—		—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—		—	—	—	0.07		16.09	29.97	(c)	1.23	1.03	†	1.03	†	0.16	†	5,392	117

Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-14	14.14	0.10		3.01	3.11	0.08		2.53	—	2.61	—		14.64	24.03		0.87	0.87		0.86		0.66		331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12		1.56	—	1.68	—		14.14	30.87		0.87	0.88		0.86		0.87		293,575	111
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03		0.25	—	0.28	—		12.30	26.07		0.92	0.90		0.87		0.84		227,880	88

Voya Real Estate Fund
Class A
05-31-14	17.23	0.18		1.61	1.79	0.37		—	—	0.37	—		18.65	10.65		1.29	1.29		1.29		1.03		266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33		—	—	0.33	—		17.23	13.78		1.22	1.22		1.22		0.99		214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31		—	—	0.31	—		15.45	3.66		1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27		—	—	0.27	—		15.23	30.67		1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22		—	0.12	0.34	—		11.91	61.88		1.25	1.25	†	1.25	†	2.03	†	114,792	51
Class B
05-31-14	17.30	0.05	•	1.62	1.67	0.25		—	—	0.25	—		18.72	9.79		2.04	2.04		2.04		0.30		684	45
05-31-13	15.51	0.04	•	1.95	1.99	0.20		—	—	0.20	—		17.30	12.92		1.97	1.97		1.97		0.25		934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19		—	—	0.19	—		15.51	2.87		1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17		—	—	0.17	—		15.28	29.71		1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16		—	0.12	0.28	—		11.94	60.83		2.00	2.00	†	2.00	†	1.32	†	1,665	51
Class C
05-31-14	18.03	0.04		1.70	1.74	0.23		—	—	0.23	—		19.54	9.81		2.04	2.04		2.04		0.27		27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21		—	—	0.21	—		18.03	12.92		1.97	1.97		1.97		0.24		25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19		—	—	0.19	—		16.16	2.85		1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18		—	—	0.18	—		15.92	29.72		1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16		—	0.12	0.28	—		12.44	60.80		2.00	2.00	†	2.00	†	1.28	†	6,305	51

See Accompanying Notes to Financial Statements

31

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Real Estate Fund (continued)
Class I
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04		0.91	0.91		0.91		1.41		862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19		0.89	0.89		0.89		1.32		809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54		0.90	0.90	†	0.90	†	2.43	†	399,788	51
Class O
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62		1.29	1.29		1.29		1.03		37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80		1.22	1.22		1.22		0.99		36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05		1.25	1.25	†	1.25	†	2.04	†	28,574	51
Class R
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40		1.54	1.54		1.54		0.82		1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47		1.47		0.64		719	40
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09		104	36
Class W
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91		1.04	1.04		1.04		1.29		165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97		0.97		1.22		175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13		99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45		1.00	1.00	†	1.00	†	2.02	†	8,628	51

Voya SmallCap Opportunities Fund
Class A
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36		1.41	1.41		1.41		(0.66)		150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50		1.50		(0.57)		90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(d)	1.60	1.50		1.50		(0.79)		65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65	(e)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
Class B
05-31-14	43.15	(0.67	)•	6.92	6.25	—	3.08	—	3.08	—	46.32	14.50		2.16	2.16		2.16		(1.42)		820	31
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25		2.25		(1.30)		1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(d)	2.35	2.25		2.25		(1.54)		1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57	(e)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
Class C
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51		2.16	2.16		2.16		(1.40)		43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25		2.25		(1.32)		26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(d)	2.35	2.25		2.25		(1.54)		21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54	)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34	27.43	35.66	(e)	2.53	2.25	†	2.25	†	(1.44	)†	20,356	114
Class I
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72		1.17	1.10		1.10		(0.34)		300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10		1.10		(0.17)		156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(d)	1.32	1.10		1.10		(0.40)		83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—	44.15	36.27		1.16	1.08	†	1.08	†	(0.33	)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40	32.40	37.35	(e)	1.29	1.01	†	1.01	†	(0.15	)†	7,423	114

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions								Ratios to average net assets						Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class R
05-31-14	49.93	(0.48	)•	7.99		7.51		—	3.08	—	3.08	—	54.36	15.07		1.66	1.66		1.66		(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98		10.68		—	0.72	—	0.72	—	49.93	27.06		1.78	1.75		1.75		(0.65)	137	45
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84		4.51		—	—	—	—	0.08	39.97	12.97	(d)	1.85	1.75		1.75		(1.03)	3	72
Class R6
05-31-14	52.86	(0.16	)•	8.49		8.33		—	3.08	—	3.08	—	58.11	15.80		1.02	1.02		1.02		(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00	*	0.00	*	—	—	—	—	—	52.86	0.00		1.08	1.05		1.05		(0.12)	3	45
Class W
05-31-14	52.42	(0.23	)•	8.42		8.19		—	3.08	—	3.08	—	57.53	15.67		1.16	1.16		1.16		(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51		11.41		—	0.72	—	0.72	—	52.42	27.67		1.28	1.25		1.25		(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)		(2.26)		—	—	—	—	0.08	41.73	(4.96	)(d)	1.35	1.25		1.25		(0.53)	3,738	72
05-31-11	32.29	(0.15)		11.77		11.62		—	—	—	—	—	43.91	35.99		1.33	1.25	†	1.25	†	(0.51)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49		8.35		—	—	—	—	0.40	32.29	37.17	(e)	1.40	1.12	†	1.12	†	(0.50)†	549	114

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Growth Opportunities would have been 18.91%, 18.17%, 18.18%, 19.39% and 19.33% on Classes A, B, C, I and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**	Amount is less than $500.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014

NOTE 1 — ORGANIZATION

Voya Equity Trust (formerly, ING Equity Trust) (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series, which are discussed in this report: Voya Growth Opportunities Fund (“Growth Opportunities”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), and Voya SmallCap Opportunities Fund (“SmallCap Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund (except Real Estate) is a diversified series of the Trust. Real Estate is a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”), a Delaware limited liability company, serves as administrator to each Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act,

34

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

35

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund had a significant amount of Level 3 investments.

For the year ended May 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks

36

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund, except Growth Opportunities, has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Growth Opportunities has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Opportunities	$158,659,662	$171,125,599
Large Cap Value	1,188,516,918	1,067,610,168
MidCap Opportunities	1,349,791,130	1,222,664,403
Multi-Manager Mid Cap Value	406,383,323	431,030,722
Real Estate	572,248,033	572,707,358
SmallCap Opportunities	330,441,517	136,438,598

37

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with an advisory fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Growth Opportunities(1)	0.70% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
Large Cap Value	0.65% on all assets
MidCap Opportunities	0.75% on all assets
Multi-Manager Mid Cap Value	0.70% on all assets
Real Estate	0.70% on all assets
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

(1)	Prior to December 31, 2013, the advisory fee was 0.75% on the first $500 million; 0.675% on the next $500 million; and 0.65% of assets in excess of $1 billion.

Voya IM, a registered investment adviser, serves as the sub-adviser to Growth Opportunities, Large Cap Value, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and Voya IM.

CBRE Clarion Securities LLC (“CBRE”), a registered investment adviser, is the sub-adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and CBRE.

LSV Asset Management (“LSV”), RBC Global Asset Management (U.S.) Inc. (“RBC”) and Wellington Management Company, LLP (“Wellington”) each serve as a sub-adviser to Multi-Manager Mid Cap Value pursuant to the respective sub-advisory agreements between the Investment Adviser and LSV, RBC and Wellington.

VFS acts as an administrator to each Fund and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, VFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I, Class R6, and Class W) has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a combined Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O	Class R
Growth Opportunities	0.35%	1.00%	N/A	0.50%
Large Cap Value	0.25%	1.00%	0.25%	0.50	%(1)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%

(1)	The Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2016. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Growth Opportunities	$9,685	$—
Large Cap Value	41,033	—
MidCap Opportunities	57,180	—
Real Estate	22,693	—
SmallCap Opportunities	23,677	—

Contingent Deferred Sales Charges:
Growth Opportunities	$—	$279
Large Cap Value	671	1,001
MidCap Opportunities	838	597
Real Estate	84	230
SmallCap Opportunities	4	881

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended May 31, 2014, Multi-Manager Mid Cap Value incurred $42,000 of information statement costs associated with the addition of LSV as a sub-adviser to the Fund.

38

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At May 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S., Inc.) or affiliated investment companies owned more than 5% of the following Funds:

Subsidiaries/Affiliated Investment Companies	Funds	Percentage
ING Life Insurance and Annuity Company	Real Estate	6.36%
ING National Trust	Real Estate	6.19
Voya Solution 2015 Portfolio	Multi-Manager Mid Cap Value	7.70
Voya Solution 2025 Portfolio	Large Cap Value	6.56
	Multi-Manager Mid Cap Value	23.27
Voya Solution 2035 Portfolio	Large Cap Value	6.50
	Multi-Manager Mid Cap Value	20.83
Voya Solution 2045 Portfolio	Large Cap Value	6.84
	Multi-Manager Mid Cap Value	17.12

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Voya Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities	1.40%	2.05%	2.05%	1.05%	N/A	1.55%	N/A	1.05%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities(1)(2)	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate(3)	1.35%	2.10%	2.10%	1.00%	1.35%	1.60%	N/A	1.10%
SmallCap Opportunities(2)	1.50%	2.25%	2.25%	1.10%	N/A	1.75%	1.05%	1.25%

(1)	Prior to September 30, 2013, the expense limit for Class I was 0.91% pursuant to a side letter agreement and it was not recoupable.

(2)	Prior to September 30, 2013, the expense limits were pursuant to a side letter agreement and not recoupable.

(3)	Prior to January 1, 2014, the expense limits were 1.45%, 2.20%, 2.20%, 1.00%, 1.45%, 1.70%, and 1.20% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W respectively.

Pursuant to side letter agreements, through October 1, 2015, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will continue unless: (i) the Board approves a modification or termination of each side letter agreement; or (ii) the Management Agreement or the expense limitation agreements have been terminated.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Growth Opportunities(1)	1.30%	1.95%	1.95%	0.95%	N/A	1.45%	N/A	0.95%
Large Cap Value(2)	1.20%	1.95%	1.95%	0.80%	1.20%	1.45%	0.78%	0.95%

(1)	Prior to December 31, 2013, the side letter agreement limited operating expenses to 1.35%, 2.00%, 2.00%, 1.00%, and 1.00% for Class A, Class B, Class C, Class I and Class W, respectively.

(2)	Prior to January 1, 2014, the side letter agreement limited operating expenses to 1.25%, 2.00%, 2.00%, 0.80%, 1.25%, 1.50%, 0.78% and 1.00% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W, respectively.

The Investment Adviser may at a later date recoup from a Fund, except as otherwise indicated above, management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

39

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

At May 31, 2014, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2015	2016	2017	Total
Growth Opportunities	$41,386	$11,716	$—	$53,102
Large Cap Value	101,282	45,979	173,035	320,296
MidCap Opportunities	—	—	183,610	183,610

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2014, are as follows:

	May 31,
	2015	2016	2017	Total
Growth Opportunities
Class A	$118,025	$84,428	$120,161	$322,614
Class B	11,084	3,136	2,615	16,835
Class C	41,876	26,762	41,323	109,961
Class W	2,036	2,827	3,947	8,810
Large Cap Value
Class I	$9,505	$15,727	$14,199	$39,431
Class R6	—	—	9,793	9,793
MidCap Opportunities
Class I	$—	$—	$605	$605
Smallcap Opportunities
Class I	$—	$—	$120,796	$120,796
Class R6	—	—	17	17

The expense limitation agreements are contractual through October 1, 2014 (except for Real Estate and Class R of Growth Opportunities which are through October 1, 2015) and shall renew automatically for one-year terms unless: (i) Voya Investments provides 90 days written notice of its termination and such termination is approved by the Board; or (ii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth Opportunities	2	$6,147,500	1.07%
Large Cap Value	2	4,889,453	1.08
MidCap Opportunities	5	2,312,600	1.08
Multi-Manager Mid Cap Value	9	1,019,556	1.09
SmallCap Opportunities	3	15,921,667	1.10

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	$	($)	($)	($)	($)
Growth Opportunities
Class A
5/31/2014	336,411	—	113,175	(526,292)	(76,706)	10,291,770	24,066	—	3,424,536	(16,240,643)	(2,500,271)
5/31/2013	1,370,297	—	—	(1,146,406)	223,891	35,954,646	—	—	—	(29,858,100)	6,096,546
Class B
5/31/2014	656	—	3,059	(24,189)	(20,474)	18,370	438	—	84,449	(675,442)	(572,185)
5/31/2013	3,187	—	—	(74,305)	(71,118)	75,091	—	—	—	(1,764,028)	(1,688,937)
Class C
5/31/2014	149,313	—	40,676	(108,716)	81,273	4,176,460	8,692	—	1,119,816	(3,062,952)	2,242,016
5/31/2013	173,326	—	—	(122,265)	51,061	4,230,023	—	—	—	(2,978,356)	1,251,667
Class I
5/31/2014	263,808	—	32,628	(457,324)	(160,888)	8,610,200	8,879	—	1,056,800	(14,768,401)	(5,092,522)
5/31/2013	995,404	—	—	(486,128)	509,276	27,793,719	—	—	—	(14,075,747)	13,717,972

40

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	$	($)	($)	($)	($)
Growth Opportunities (continued)
Class R
5/30/2014(1)–5/31/2014	—	—	—	—	—	35	—	—	—	—	35
Class W
5/31/2014	22,881	—	4,050	(49,200)	(22,269)	739,450	749	—	128,872	(1,576,571)	(707,500)
5/31/2013	57,156	—	—	(18,802)	38,354	1,563,964	—	—	—	(528,915)	1,035,049
Large Cap Value
Class A
5/31/2014	4,138,584	10,754,027	804,464	(4,297,515)	11,399,560	50,035,989	—	126,629,016	9,584,706	(52,155,124)	134,094,587
5/31/2013	2,322,971	—	172,205	(1,084,112)	1,411,064	25,288,662	—	—	1,837,564	(12,021,140)	15,105,086
Class B
5/31/2014	8,925	502,733	15,834	(103,209)	424,283	106,321	—	5,900,154	188,761	(1,250,247)	4,944,989
5/31/2013	17,921	—	1,708	(28,687)	(9,058)	195,764	—	—	18,093	(302,118)	(88,261)
Class C
5/31/2014	1,309,985	5,483,282	283,099	(1,454,765)	5,621,601	15,775,848	—	64,422,783	3,355,267	(17,688,206)	65,865,692
5/31/2013	938,968	—	42,753	(327,408)	654,313	10,534,870	—	—	453,507	(3,584,112)	7,404,265
Class I
5/31/2014	5,222,773	2,105,744	1,235,820	(13,995,358)	(5,431,021)	67,202,908	—	26,214,088	15,469,475	(180,769,692)	(71,883,221)
5/31/2013	19,460,770	—	1,239,339	(16,147,090)	4,553,019	218,928,375	—	—	13,934,095	(192,428,779)	40,433,691
Class O
5/31/2014	141,585	426,865	29	(69,769)	498,710	1,721,142	—	5,023,352	340	(853,253)	5,891,581
1/28/2013(1)–5/31/2013	33,818	—	1	(3,035)	30,784	389,869	—	—	9	(35,696)	354,182
Class R
5/31/2014	232,455	—	23,961	(94,777)	161,639	2,823,572	—	—	282,001	(1,167,654)	1,937,919
5/31/2013	177,986	—	4,213	(19,348)	162,851	1,928,979	—	—	45,065	(215,935)	1,758,109
Class R6
5/31/2014	24,875,607	—	1,772,609	(7,090,910)	19,557,306	321,717,857	—	—	22,116,237	(90,370,777)	253,463,317
5/31/2013(1)–5/31/2013	234	—	—	—	234	3,000	—	—	—	—	3,000
Class W
5/31/2014	762,485	545,161	314,143	(970,366)	651,423	9,745,854	—	6,769,375	3,918,146	(12,381,984)	8,051,391
5/31/2013	2,416,489	—	92,623	(366,053)	2,143,059	27,029,203	—	—	1,041,710	(4,263,127)	23,807,786
MidCap Opportunities
Class A
5/31/2014	4,223,386	—	1,432,347	(4,962,002)	693,731	101,103,911	—	—	33,187,482	(118,853,556)	15,437,837
5/31/2013	6,342,516	—	374,714	(4,571,268)	2,145,962	131,375,884	—	—	7,445,568	(95,088,428)	43,733,024
Class B
5/31/2014	9,283	—	19,794	(95,127)	(66,050)	190,704	—	—	397,061	(1,979,057)	(1,391,292)
5/31/2013	13,676	—	7,465	(109,989)	(88,848)	243,461	—	—	131,159	(2,003,415)	(1,628,795)
Class C
5/31/2014	1,317,649	—	461,369	(1,145,667)	633,351	27,444,505	—	—	9,195,084	(23,334,763)	13,304,826
5/31/2013	1,208,303	—	103,578	(889,021)	422,860	22,178,936	—	—	1,809,514	(16,231,217)	7,757,233
Class I
5/31/2014	12,628,882	—	1,730,674	(6,824,475)	7,535,081	327,636,581	—	—	43,439,921	(175,994,451)	195,082,051
5/31/2013	12,825,877	—	361,565	(5,817,021)	7,370,421	282,721,242	—	—	7,697,725	(129,429,213)	160,989,754
Class O
5/31/2014	408,444	—	6,710	(253,297)	161,857	9,690,545	—	—	155,074	(6,061,331)	3,784,288
5/31/2013	282,805	—	2,097	(346,301)	(61,399)	5,860,350	—	—	41,571	(7,191,087)	(1,289,166)
Class R
5/31/2014	46,287	—	3,874	(4,208)	45,953	1,109,290	—	—	89,216	(98,422)	1,100,084
5/31/2013	29,422	—	113	(1,575)	27,960	648,129	—	—	2,232	(33,608)	616,753
Class R6
5/31/2014	975,175	—	46,671	(79,454)	942,392	24,496,816	—	—	1,171,907	(2,048,119)	23,620,604
5/31/2013(1)–5/31/2013	122	—	—	—	122	3,000	—	—	—	—	3,000
Class W
5/31/2014	1,757,823	—	393,205	(2,007,558)	143,470	45,067,616	—	—	9,794,743	(51,629,787)	3,232,572
5/31/2013	1,876,666	—	80,676	(651,452)	1,305,890	41,905,252	—	—	1,707,919	(14,426,716)	29,186,455
Multi-Manager Mid Cap Value
Class I
5/31/2014	3,508,730	—	3,726,453	(5,356,303)	1,878,880	48,782,268	—	—	49,189,179	(76,891,831)	21,079,616
5/31/2013	6,753,035	—	2,711,321	(7,228,962)	2,235,394	87,520,489	—	—	32,806,985	(96,060,733)	24,266,741

(1)	Commencement of operations.

41

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	$	($)	($)	($)	($)
Real Estate
Class A
5/31/2014	6,084,302	—	275,589	(4,519,308)	1,840,583	104,247,769	—	—	4,616,172	(75,852,755)	33,011,186
5/31/2013	5,598,520	—	214,770	(4,825,358)	987,932	92,873,753	—	—	3,512,589	(79,229,638)	17,156,704
Class B
5/31/2014	1,894	—	654	(20,003)	(17,455)	32,034	—	—	11,021	(346,779)	(303,724)
5/31/2013	9,679	—	673	(21,270)	(10,918)	157,064	—	—	11,036	(350,671)	(182,571)
Class C
5/31/2014	407,495	—	14,688	(459,783)	(37,600)	7,234,798	—	—	257,574	(8,107,797)	(615,425)
5/31/2013	639,014	—	11,449	(316,612)	333,851	11,198,873	—	—	196,083	(5,483,606)	5,911,350
Class I
5/31/2014	11,808,947	—	565,390	(13,099,864)	(725,527)	215,705,096	—	—	10,189,179	(237,507,676)	(11,613,401)
5/31/2013	14,928,576	—	446,778	(11,167,716)	4,207,638	265,101,834	—	—	7,849,899	(198,761,181)	74,190,552
Class O
5/31/2014	228,111	—	1,210	(372,129)	(142,808)	3,872,311	—	—	20,222	(6,261,213)	(2,368,680)
5/31/2013	390,383	—	1,250	(460,788)	(69,155)	6,526,012	—	—	20,394	(7,664,703)	(1,118,297)
Class R
5/31/2014	70,296	—	817	(37,186)	33,927	1,185,733	—	—	13,695	(629,235)	570,193
5/31/2013	41,595	—	311	(6,798)	35,108	695,035	—	—	5,137	(112,298)	587,874
Class W
5/31/2014	3,517,152	—	144,016	(4,759,079)	(1,097,911)	71,821,791	—	—	2,923,917	(101,147,854)	(26,402,146)
5/31/2013	4,563,789	—	89,941	(1,605,406)	3,048,324	90,286,886	—	—	1,782,639	(32,105,817)	59,963,708
SmallCap Opportunities
Class A
5/31/2014	1,412,842	—	93,135	(564,262)	941,715	77,914,662	—	—	5,080,487	(30,615,862)	52,379,287
5/31/2013	485,643	—	21,142	(332,930)	173,855	21,767,967	—	—	897,059	(14,767,985)	7,897,041
Class B
5/31/2014	2,351	—	1,231	(11,857)	(8,275)	109,792	—	—	56,929	(560,254)	(393,533)
5/31/2013	593	—	549	(15,929)	(14,787)	22,799	—	—	20,083	(601,369)	(558,487)
Class C
5/31/2014	366,408	—	35,941	(94,741)	307,608	17,382,420	—	—	1,659,374	(4,452,838)	14,588,956
5/31/2013	92,566	—	6,714	(88,158)	11,122	3,635,442	—	—	245,255	(3,330,297)	550,400
Class I
5/31/2014	3,314,890	—	225,359	(1,320,637)	2,219,612	190,282,869	—	—	13,009,978	(77,316,276)	125,976,571
5/31/2013	1,537,520	—	29,202	(598,253)	968,469	73,497,528	—	—	1,302,728	(28,078,901)	46,721,355
Class R
5/31/2014	15,197	—	334	(1,569)	13,962	849,470	—	—	18,082	(86,043)	781,509
5/31/2013	3,092	—	9	(442)	2,659	147,072	—	—	378	(20,335)	127,115
Class R6
5/31/2014	245,933	—	3	(3,417)	242,519	14,537,672	—	—	175	(198,255)	14,339,592
5/31/2013(1)–5/31/2013	57	—	—	—	57	3,000	—	—	—	—	3,000
Class W
5/31/2014	386,646	—	22,557	(114,264)	294,939	22,437,185	—	—	1,290,231	(6,669,226)	17,058,190
5/31/2013	299,303	—	3,172	(107,637)	194,838	14,157,275	—	—	140,438	(5,005,389)	9,292,324

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities

42

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2014:

Large Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$100	$(100)	$—
Morgan Stanley & Co. LLC	424,911	(424,911)	—
Total	$425,011	$(425,011)	$—

(1)	Collateral with a fair value of $433,962 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JPMorgan Clearing Corp.	$666,926	$(666,926)	$—
Morgan Stanley & Co. LLC	3,716,673	(3,716,673)	—
National Financial Services, LLC	825,183	(825,183)	—
SG Americas Securities, LLC	118,330	(118,330)	—
UBS Securities, LLC	599,689	(599,689)	—
Total	$5,926,801	$(5,926,801)	$—

(1)	Collateral with a fair value of $6,068,421 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities	$128,556	$(128,556)	$—
Goldman Sachs & Company	1,859,994	(1,859,994)	—
JPMorgan Clearing Corp.	2,116,958	(2,116,958)	—
Morgan Stanley & Co. LLC	6,269,218	(6,269,218)	—
UBS Securities, LLC	4,793,605	(4,793,605)	—
Total	$15,168,331	$(15,168,331)	$—

(1)	Collateral with a fair value of $15,534,713 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Growth Opportunities	$—	$311,193	$(311,193)
Large Cap Value	(65,603)	22,592	43,011
MidCap Opportunities	—	(70,740)	70,740
Multi-Manager Mid Cap Value	—	210,426	(210,426)
Real Estate(1)(2)	(11,477,741)	11,477,741	—
SmallCap Opportunities	—	1,925,144	(1,925,144)

(1)	As of the Fund’s tax year ended December 31, 2013.

(2)	Amount relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

43

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Growth Opportunities	$3,948,080	$3,029,401	$—	$—
Large Cap Value	35,537,634	22,454,274	11,610,900	6,133,685
MidCap Opportunities	23,996,375	95,787,160	—	24,244,835
Multi-Manager Mid Cap Value	20,487,490	28,701,689	31,666,588	1,140,397
Real Estate(1)	27,600,395	—	22,785,685	—
SmallCap Opportunities	8,205,862	16,759,069	1,088,936	2,328,380

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2013 and December 31, 2012.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

					Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Growth Opportunities	$4,688,830	$6,503,421	$(41,153)	$22,161,736	$—	—	—
Large Cap Value	41,666,660	9,219,292	—	108,230,277	(5,105,416)	ST	2016
					(1,389,601)	LT	None
					$(6,495,017)*
MidCap Opportunities	4,771,938	80,217,692	—	195,627,238	(5,392,911)*	ST	2016
Multi-Manager Mid Cap Value	17,033,826	20,967,735	—	48,047,098	—	—	—
Real Estate(1)	—	—	—	215,422,767	(6,664,525)	ST	2017
SmallCap Opportunities	4,124,937	18,320,970	(1,203,478)	60,978,193	—	—	—

(1)	As of the Fund’s tax year ended December 31, 2013.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of May 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

44

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 12 — CONCENTRATION OF RISKS (continued)

Foreign Investments and/or Developing and Emerging Markets (Growth Opportunities, Large Cap Value, MidCap Opportunities and Multi-Manager Mid Cap Value). There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Large Cap Value and Multi-Manager Mid Cap Value). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — LITIGATION

On September 24, 2012, the ING Large Cap Value Fund (now known as the Voya Large Cap Value Fund) (the “Subject Fund”), was officially served as defendant in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company—not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). On February 28, 2014, the defendants filed their response to the appeal, and on April 11, 2014, the plaintiffs filed their response and reply brief. On April 25, 2014, the defendants filed their response to the response and reply brief. Oral argument is scheduled to take place on November 5, 2014.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action; would remain with the New York Court. On May 23, 2014,

45

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 13 — LITIGATION (continued)

a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. If the Motion to Dismiss is granted, the Subject Fund will no longer be a defendant in the Fitzsimons Action.

Potential Exposure

If the Motion to Dismiss in the Fitzsimons Action is denied, or if the Motion to Appeal the State Law Constructive Fraudulent Transfer Cases is granted by the Second Circuit, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 14 — SETTLEMENT INFORMATION REGARDING VOYA FAMILY OF FUNDS

On April 9, 2010, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, on April 2, 2014, the following Fund received:

Growth Opportunities	$42,824

NOTE 15 — REORGANIZATION

On July 13, 2013, Large Cap Value (“Acquiring Fund”) acquired all of the net assets of ING Value Choice Fund (“Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on April 11, 2013. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions, fund holdings and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2014, are as follows:

Net investment income	$10,317,261
Net realized and unrealized gain on investments	$107,796,055
Net increase in net assets resulting from operations	$118,113,316

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Value	ING Value Choice Fund	$234,959	$510,508	$30,768	$36,883	1.3912

The net assets of International Value Equity after the acquisitions were $745,466,506.

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya

46

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2014 (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN (continued)

Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. Shareholders of the Funds approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Investment Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Investment Adviser and its affiliates. Currently, the Investment Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2014, the following Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0671	July 2, 2014	June 30, 2014
Class B	$0.0422	July 2, 2014	June 30, 2014
Class C	$0.0428	July 2, 2014	June 30, 2014
Class I	$0.0805	July 2, 2014	June 30, 2014
Class O	$0.0673	July 2, 2014	June 30, 2014
Class R	$0.0582	July 2, 2014	June 30, 2014
Class R6	$0.0805	July 2, 2014	June 30, 2014
Class W	$0.0749	July 2, 2014	June 30, 2014
Real Estate
Class A	$0.1122	July 2, 2014	June 30, 2014
Class B	$0.0562	July 2, 2014	June 30, 2014
Class C	$0.0766	July 2, 2014	June 30, 2014
Class I	$0.1270	July 2, 2014	June 30, 2014
Class O	$0.1155	July 2, 2014	June 30, 2014
Class R	$0.0991	July 2, 2014	June 30, 2014
Class W	$0.1164	July 2, 2014	June 30, 2014

On May 22, 2014, the Board approved a proposal to reorganize Voya Core Equity Research Fund (the “Disappearing Fund”), which is not included in this report, with and into Large Cap Value (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about December 2, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about January 16, 2015.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

47

VOYA GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%

		Consumer Discretionary: 22.6%
2,853	@	Chipotle Mexican Grill, Inc.	$1,560,848	1.2
59,067		Comcast Corp. — Class A	3,083,297	2.5
29,088		Delphi Automotive PLC	2,008,817	1.6
38,657		Gap, Inc.	1,593,828	1.3
33,773		Home Depot, Inc.	2,709,608	2.2
31,290		Macy’s, Inc.	1,873,958	1.5
15,578	@	Michael Kors Holdings Ltd.	1,470,252	1.2
23,890		Nike, Inc.	1,837,380	1.5
1,570	@	Priceline.com, Inc.	2,007,449	1.6
34,869		Starbucks Corp.	2,553,806	2.0
70,935		Twenty-First Century Fox, Inc. Class A	2,511,808	2.0
16,225	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,377,503	1.1
28,146		Walt Disney Co.	2,364,545	1.9
16,290		Yum! Brands, Inc.	1,259,380	1.0
			28,212,479	22.6

		Consumer Staples: 10.3%
16,638		Costco Wholesale Corp.	1,930,341	1.5
36,108		CVS Caremark Corp.	2,827,978	2.3
30,290		Estee Lauder Cos., Inc.	2,320,820	1.8
17,588		Kimberly-Clark Corp.	1,976,012	1.6
32,126		PepsiCo, Inc.	2,837,690	2.3
21,268		Other Securities	970,671	0.8
			12,863,512	10.3

		Energy: 5.5%
16,278		Anadarko Petroleum Corp.	1,674,355	1.3
15,407		EOG Resources, Inc.	1,630,061	1.3
39,463		Halliburton Co.	2,550,888	2.1
27,993		Other Securities	1,014,466	0.8
			6,869,770	5.5

		Financials: 4.2%
14,203		Ameriprise Financial, Inc.	1,599,400	1.3
6,249		Blackrock, Inc.	1,905,320	1.5
21,557		Prudential Financial, Inc.	1,771,123	1.4
			5,275,843	4.2

		Health Care: 12.1%
9,044	@	Actavis PLC	1,913,168	1.5
12,556		Allergan, Inc.	2,102,628	1.7
15,136		Amgen, Inc.	1,755,625	1.4
29,859		Bristol-Myers Squibb Co.	1,485,187	1.2
25,059	@	Gilead Sciences, Inc.	2,035,041	1.6
14,487		McKesson Corp.	2,747,315	2.2
20,864		St. Jude Medical, Inc.	1,354,073	1.1
10,923		Other Securities	1,739,392	1.4
			15,132,429	12.1

		Industrials: 11.9%
25,741		Ametek, Inc.	1,366,332	1.1
19,866		Boeing Co.	2,686,877	2.1
30,015		Danaher Corp.	2,354,077	1.9
28,405		Ingersoll-Rand PLC — Class A	1,699,187	1.4
10,827		Roper Industries, Inc.	1,533,969	1.2
12,270		Union Pacific Corp.	2,445,043	1.9
49,771		Other Securities	2,834,501	2.3
			14,919,986	11.9

		Information Technology: 28.4%
10,662		Apple, Inc.	6,749,046	5.4
38,969		Cognizant Technology Solutions Corp.	1,894,283	1.5
103,198		EMC Corp.	2,740,939	2.2
31,876	@	Facebook, Inc.	2,017,751	1.6
3,796	@	Google, Inc.	2,129,480	1.7
4,663		Google, Inc. — Class A	2,665,604	2.1
26,896		Intuit, Inc.	2,132,584	1.7
31,158		Mastercard, Inc.	2,382,029	1.9
120,847		Microsoft Corp.	4,947,476	4.0
68,956		Oracle Corp.	2,897,531	2.3
20,992		TE Connectivity Ltd.	1,248,184	1.0
7,951		Visa, Inc.	1,708,113	1.4
27,482		Other Securities	2,072,259	1.6
			35,585,279	28.4

		Materials: 4.7%
33,027		International Paper Co.	1,573,076	1.3
25,698		LyondellBasell Industries NV — Class A	2,558,750	2.0
16,327		Other Securities	1,759,144	1.4
			5,890,970	4.7

		Total Common Stock
		(Cost $102,395,949)	124,750,268	99.7

SHORT-TERM INVESTMENTS: 0.7%

		Mutual Funds: 0.7%
836,505		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $836,505)	836,505	0.7

		Total Short-Term Investments
		(Cost $836,505)	836,505	0.7

		Total Investments in Securities (Cost $103,232,454)	$125,586,773	100.4
		Liabilities in Excess of Other Assets	(505,311)	(0.4)
		Net Assets	$125,081,462	100.0

See Accompanying Notes to Financial Statements

48

VOYA GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

Cost for federal income tax purposes is $103,425,037.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,151,190
Gross Unrealized Depreciation	(989,454)
Net Unrealized Appreciation	$22,161,736

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$124,750,268	$—	$—	$124,750,268
Short-Term Investments	836,505	—	—	836,505
Total Investments, at fair value	$125,586,773	$—	$—	$125,586,773

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

49

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%

		Consumer Discretionary: 5.7%
130,765		Home Depot, Inc.	$10,491,276	1.2
141,486		Macy’s, Inc.	8,473,597	1.0
105,645		Nike, Inc.	8,125,157	1.0
383,476		Other Securities	21,246,880	2.5
			48,336,910	5.7

		Consumer Staples: 6.8%
327,244		Altria Group, Inc.	13,600,261	1.6
195,240		CVS Caremark Corp.	15,291,197	1.8
114,987		Kimberly-Clark Corp.	12,918,789	1.5
147,622		Kraft Foods Group, Inc.	8,777,604	1.1
105,935		Other Securities	6,963,107	0.8
			57,550,958	6.8

		Energy: 15.5%
104,244		Anadarko Petroleum Corp.	10,722,538	1.3
208,839		Canadian Natural Resources Ltd.	8,493,482	1.0
333,428		ExxonMobil Corp.	33,519,517	3.9
141,731		Hess Corp.	12,940,040	1.5
238,373		Occidental Petroleum Corp.	23,763,404	2.8
188,400		Royal Dutch Shell PLC — Class A ADR	14,808,240	1.7
82,033		Schlumberger Ltd.	8,534,713	1.0
178,457		Total S.A. ADR	12,393,839	1.5
99,134		Other Securities	6,408,022	0.8
			131,583,795	15.5

		Financials: 24.5%
88,582		Ameriprise Financial, Inc.	9,975,219	1.2
187,079		Arthur J. Gallagher & Co.	8,573,830	1.0
337,659		Blackstone Group LP	10,494,442	1.2
218,153		Discover Financial Services	12,899,387	1.5
165,377		Extra Space Storage, Inc.	8,657,486	1.0
399,573		Fifth Third Bancorp.	8,267,165	1.0
247,229		Gaming and Leisure Properties, Inc.	8,297,005	1.0
310,836		Invesco Ltd.	11,407,681	1.3
590,615		JPMorgan Chase & Co.	32,820,475	3.9
171,835		Lincoln National Corp.	8,241,207	1.0
154,161		Prudential Financial, Inc.	12,665,868	1.5
348,961		Starwood Property Trust, Inc.	8,511,159	1.0
674,611		Wells Fargo & Co.	34,256,747	4.0
344,078		XL Group PLC	11,168,772	1.3
1,293,734		Other Securities(a)	22,349,350	2.6
			208,585,793	24.5

		Health Care: 12.9%
313,012		Abbott Laboratories	12,523,610	1.5
130,521		Cardinal Health, Inc.	9,218,698	1.1
202,582		Medtronic, Inc.	12,363,580	1.5
418,498		Merck & Co., Inc.	24,214,294	2.8
980,246		Pfizer, Inc.	29,044,689	3.4
206,093		UnitedHealth Group, Inc.	16,411,186	1.9
123,400		Other Securities	6,137,916	0.7
			109,913,973	12.9

		Industrials: 9.9%
96,918		Boeing Co.	13,108,160	1.5
138,300		Caterpillar, Inc.	14,138,409	1.6
91,697		General Dynamics Corp.	10,831,250	1.3
794,923		General Electric Co.	21,295,987	2.5
70,100		Hubbell, Inc.	8,201,700	1.0
45,202		TransDigm Group, Inc.	8,530,069	1.0
42,827		Union Pacific Corp.	8,534,136	1.0
			84,639,711	9.9

		Information Technology: 9.4%
28,209		Apple, Inc.	17,856,297	2.1
769,339		Cisco Systems, Inc.	18,941,126	2.3
180,365		Microchip Technology, Inc.	8,585,374	1.0
520,355		Microsoft Corp.	21,303,334	2.5
631,892		Other Securities	12,981,255	1.5
			79,667,386	9.4

		Materials: 3.7%
361,203		Freeport-McMoRan Copper & Gold, Inc.	12,298,962	1.4
233,668		International Paper Co.	11,129,607	1.3
81,702		LyondellBasell Industries NV — Class A	8,135,068	1.0
			31,563,637	3.7

		Telecommunication Services: 2.0%
457,291		CenturyTel, Inc.	17,226,152	2.0

		Utilities: 6.9%
595,605		CenterPoint Energy, Inc.	14,365,993	1.7
189,673		DTE Energy Co.	14,437,909	1.7
200,760		Entergy Corp.	15,141,319	1.8
162,000	L, X	Mirant Corp.	—	—
259,479		Pinnacle West Capital Corp.	14,380,326	1.7
			58,325,547	6.9

		Total Common Stock
		(Cost $718,070,544)	827,393,862	97.3

See Accompanying Notes to Financial Statements

50

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.1%
97,697	iShares Russell 1000 Value Index Fund	$9,647,579	1.1

	Total Exchange-Traded Funds
	(Cost $9,532,012)	9,647,579	1.1

	Total Long-Term Investments
	(Cost $727,602,556)	837,041,441	98.4

Principal Amount†
SHORT-TERM INVESTMENTS: 2.9%

	Securities Lending Collateralcc(1): 0.0%
433,962	BNP Paribas Bank, Repurchase Agreement dated 05/30/14, 0.07%, due 06/02/14 (Repurchase Amount $433,964, collateralized by various U.S. Government Securities, 0.000%–4.500%, Market Value plus accrued interest $442,641, due 06/12/14–04/30/20)
	(Cost $433,962)	433,962	0.0

Shares

	Mutual Funds: 2.9%
24,482,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $24,482,923)	24,482,923	2.9

	Total Short-Term Investments
	(Cost $24,916,885)	24,916,885	2.9

	Total Investments in Securities (Cost $752,519,441)	$861,958,326	101.3
	Liabilities in Excess of Other Assets	(11,406,511)	(1.3)
	Net Assets	$850,551,815	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of May 31, 2014.

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2014.

X	Fair value determined by Voya funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $753,728,049.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$111,743,136
Gross Unrealized Depreciation	(3,512,859)
Net Unrealized Appreciation	$108,230,277

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$48,336,910	$—	$—	$48,336,910
Consumer Staples	57,550,958	—	—	57,550,958
Energy	131,583,795	—	—	131,583,795
Financials	208,585,793	—	—	208,585,793
Health Care	109,913,973	—	—	109,913,973
Industrials	84,639,711	—	—	84,639,711
Information Technology	79,667,386	—	—	79,667,386
Materials	31,563,637	—	—	31,563,637

See Accompanying Notes to Financial Statements

51

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Telecommunication Services	$17,226,152	$—	$—	$17,226,152
Utilities	58,325,547	—	—	58,325,547
Total Common Stock	827,393,862	—	—	827,393,862
Exchange-Traded Funds	9,647,579	—	—	9,647,579
Short-Term Investments	24,482,923	433,962	—	24,916,885
Total Investments, at fair value	$861,524,364	$433,962	$—	$861,958,326

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

52

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%

		Consumer Discretionary: 23.7%
524,902		Brinker International, Inc.	$26,061,384	1.8
58,301		Chipotle Mexican Grill, Inc.	31,895,894	2.2
464,561		Delphi Automotive PLC	32,082,583	2.2
286,625		Discovery Communications, Inc. — Class A	22,058,660	1.5
78,388		Discovery Communications, Inc. — Class C	5,875,181	0.4
296,487		Foot Locker, Inc.	14,284,744	1.0
638,996		Gap, Inc.	26,345,805	1.8
446,617	@	Jarden Corp.	25,269,590	1.7
561,106		Macy’s, Inc.	33,604,638	2.3
316,086		Marriott International, Inc.	19,477,219	1.3
341,526		Michael Kors Holdings Ltd.	32,233,224	2.2
671,026		Newell Rubbermaid, Inc.	19,647,641	1.3
251,730		Ross Stores, Inc.	17,230,919	1.2
650,903	@	Starz	19,917,632	1.3
259,418	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,024,588	1.5
			348,009,702	23.7

		Consumer Staples: 7.7%
400,994		Coca-Cola Enterprises, Inc.	18,301,366	1.3
184,836		Hershey Co.	17,991,936	1.2
383,311		Hillshire Brands Co.	20,422,810	1.4
264,152		Mead Johnson Nutrition Co.	23,633,679	1.6
223,990		Molson Coors Brewing Co.	14,722,863	1.0
256,091	@	Monster Beverage Corp.	17,767,594	1.2
			112,840,248	7.7

		Energy: 6.0%
632,250		Cabot Oil & Gas Corp.	22,912,740	1.6
296,046	@	Cameron International Corp.	18,932,141	1.3
134,626		Helmerich & Payne, Inc.	14,802,129	1.0
329,268		Oasis Petroleum, Inc.	16,298,766	1.1
190,005		SM Energy Co.	14,404,279	1.0
			87,350,055	6.0

		Financials: 8.4%
127,479	@	Affiliated Managers Group, Inc.	24,042,539	1.7
186,486		Ameriprise Financial, Inc.	21,000,189	1.4
213,221		Aon PLC	19,177,097	1.3
475,821		Arthur J. Gallagher & Co.	21,806,877	1.5
467,495		Corrections Corp. of America	15,207,612	1.0
110,796		IntercontinentalExchange Group, Inc.	21,760,334	1.5
			122,994,648	8.4

		Health Care: 13.0%
152,600	@	Actavis PLC	32,281,004	2.2
264,232		Agilent Technologies, Inc.	15,045,370	1.0
239,153	@	Alexion Pharmaceuticals, Inc.	39,775,927	2.7
162,214	@	Henry Schein, Inc.	19,408,905	1.3
293,529	@	Mylan Laboratories	14,629,485	1.0
182,940		Perrigo Co. PLC	25,282,308	1.8
401,654		St. Jude Medical, Inc.	26,067,345	1.8
429,978		Other Securities	17,553,789	1.2
			190,044,133	13.0

		Industrials: 17.0%
573,739		Ametek, Inc.	30,454,066	2.1
627,603		Delta Airlines, Inc.	25,047,636	1.7
253,975		Equifax, Inc.	17,978,890	1.2
287,145		Generac Holdings, Inc.	13,978,218	1.0
380,040		Ingersoll-Rand PLC — Class A	22,733,993	1.6
494,146		KAR Auction Services, Inc.	15,091,219	1.0
308,922		Oshkosh Truck Corp.	16,697,234	1.1
193,387		Pentair Ltd.	14,434,406	1.0
626,276	@	Quanta Services, Inc.	21,262,070	1.5
157,532		Roper Industries, Inc.	22,319,134	1.5
491,746		Waste Connections, Inc.	22,408,865	1.5
167,280		Wesco International, Inc.	14,289,058	1.0
129,092		Other Securities	12,489,651	0.8
			249,184,440	17.0

		Information Technology: 15.4%
270,890		Analog Devices, Inc.	14,189,218	1.0
472,896		Broadridge Financial Solutions ADR	19,398,194	1.3
215,030	@	Check Point Software Technologies	13,865,135	1.0
221,933	@	F5 Networks, Inc.	24,090,827	1.6
268,925	@	Gartner, Inc.	19,117,878	1.3
666,894	@	Informatica Corp.	24,401,651	1.7
433,283		Intuit, Inc.	34,355,009	2.3
494,350		NetApp, Inc.	18,295,894	1.2
249,768		Palo Alto Networks, Inc.	18,710,121	1.3
515,900		Xilinx, Inc.	24,226,664	1.7
327,351		Other Securities	15,244,430	1.0
			225,895,021	15.4

		Materials: 5.8%
250,996		Eastman Chemical Co.	22,152,907	1.5
357,923		International Paper Co.	17,047,872	1.2
367,128		Packaging Corp. of America	25,390,572	1.7
223,220	@	WR Grace & Co.	20,554,098	1.4
			85,145,449	5.8

See Accompanying Notes to Financial Statements

53

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)

	Telecommunication Services: 1.4%
200,356	SBA Communications Corp.	$20,336,134	1.4

	Total Common Stock
	(Cost $1,243,584,930)	1,441,799,830	98.4

SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
25,106,107	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $25,106,107)	25,106,107	1.7

	Total Short-Term Investments
	(Cost $25,106,107)	25,106,107	1.7

	Total Investments in Securities (Cost $1,268,691,037)	$1,466,905,937	100.1
	Liabilities in Excess of Other Assets	(1,240,160)	(0.1)
	Net Assets	$1,465,665,777	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,271,278,699.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$218,130,992
Gross Unrealized Depreciation	(22,503,754)
Net Unrealized Appreciation	$195,627,238

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,441,799,830	$—	$—	$1,441,799,830
Short-Term Investments	25,106,107	—	—	25,106,107
Total Investments, at fair value	$1,466,905,937	$—	$—	$1,466,905,937

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

54

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.5%

		Consumer Discretionary: 11.0%
40,100		Foot Locker, Inc.	$1,932,018	0.6
100,700		Goodyear Tire & Rubber Co.	2,655,459	0.8
95,585		Newell Rubbermaid, Inc.	2,798,729	0.9
28,286	@	TRW Automotive Holdings Corp.	2,400,633	0.7
1,111,357		Other Securities(a)	26,619,713	8.0
			36,406,552	11.0

		Consumer Staples: 5.5%
19,400		Energizer Holdings, Inc.	2,250,400	0.7
52,400		Ingredion, Inc.	3,990,260	1.2
51,300		Kroger Co.	2,449,062	0.7
630,196		Other Securities	9,706,221	2.9
			18,395,943	5.5

		Energy: 7.7%
116,400	@	Cobalt International Energy, Inc.	2,152,236	0.7
26,100	@	Diamondback Energy, Inc.	1,970,028	0.6
38,300		Ensco PLC	2,016,878	0.6
38,700		Murphy Oil Corp.	2,386,629	0.7
458,782		Other Securities(a)	16,980,323	5.1
			25,506,094	7.7

		Financials: 26.0%
54,000		BB&T Corp.	2,047,680	0.6
44,600		Comerica, Inc.	2,139,462	0.6
43,500		Equity Lifestyle Properties, Inc.	1,902,690	0.6
92,153		Fifth Third Bancorp.	1,906,646	0.6
34,100		Hanover Insurance Group, Inc.	2,047,705	0.6
83,132		Hartford Financial Services Group, Inc.	2,880,524	0.9
50,300		Lincoln National Corp.	2,412,388	0.7
55,495		Reinsurance Group of America, Inc.	4,337,489	1.3
149,189		UnumProvident Corp.	5,058,999	1.5
101,400		XL Group PLC	3,291,444	1.0
81,300		Zions Bancorp.	2,324,367	0.7
2,420,298		Other Securities(a)	55,867,686	16.9
			86,217,080	26.0

		Health Care: 6.4%
166,355	@	Almirall SA	2,689,254	0.8
65,100	@	Brookdale Senior Living, Inc.	2,165,226	0.7
26,400	@	WellCare Health Plans, Inc.	2,044,680	0.6
254,623		Other Securities(a)	14,245,788	4.3
			21,144,948	6.4

		Industrials: 11.5%
36,200		AGCO Corp.	1,953,352	0.6
60,900		Barnes Group, Inc.	2,276,442	0.7
19,800	@	Esterline Technologies Corp.	2,206,710	0.6
18,900		Hubbell, Inc.	2,211,300	0.7
31,500	@	Moog, Inc.	2,269,890	0.7
31,200	@	Wesco International, Inc.	2,665,104	0.8
734,146		Other Securities(a)	24,695,839	7.4
			38,278,637	11.5

		Information Technology: 13.9%
83,246	@	Arrow Electronics, Inc.	4,803,294	1.5
32,100		Avago Technologies Ltd.	2,268,507	0.7
63,913	@	NXP Semiconductor NV	3,968,997	1.2
76,408		Skyworks Solutions, Inc.	3,309,231	1.0
45,100	@	Verint Systems, Inc.	2,089,483	0.6
24,300		Western Digital Corp.	2,134,755	0.6
163,000		Xerox Corp.	2,013,050	0.6
1,241,382		Other Securities(a)	25,350,939	7.7
			45,938,256	13.9

		Materials: 8.2%
58,900		Cabot Corp.	3,330,795	1.0
62,800		Celanese Corp.	3,937,560	1.2
54,600		Methanex Corp.	3,117,660	0.9
77,314	@	Owens-Illinois, Inc.	2,569,144	0.8
316,665		Other Securities	14,377,847	4.3
			27,333,006	8.2

		Telecommunication Services: 0.4%
134,700		Other Securities	1,320,306	0.4

		Utilities: 7.9%
38,100		American Electric Power Co., Inc.	2,032,635	0.6
48,950		Edison International	2,699,103	0.8
36,200		Entergy Corp.	2,730,204	0.8
72,300		Exelon Corp.	2,662,809	0.8
67,850		Portland General Electric Co.	2,243,799	0.7
65,000		Public Service Enterprise Group, Inc.	2,532,400	0.8
37,700		SCANA Corp.	1,960,400	0.6
53,100		UGI Corp.	2,584,377	0.8
240,031		Other Securities	6,619,600	2.0
			26,065,327	7.9

		Total Common Stock
		(Cost $277,869,893)	326,606,149	98.5

See Accompanying Notes to Financial Statements

55

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.4%

	Securities Lending Collateralcc(1): 1.8%
1,441,251	Bank of Nova Scotia, Repurchase Agreement dated 05/30/14, 0.07%–0.08%, due 06/02/14 (Repurchase Amount $1,441,259, collateralized by various U.S. Government Agency Obligations, 0.000%–7.625%, Market Value plus accrued interest $1,470,085, due 06/18/14–11/01/43)	$1,441,251	0.5
1,441,251	Citigroup, Inc., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $1,441,260, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $1,470,076, due 08/15/14–09/01/50)	1,441,251	0.4
303,417	Credit Suisse Securities, Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $303,418, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $309,491, due 08/15/14–08/15/43)	303,417	0.1
1,441,251	Goldman Sachs & Co., Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $1,441,258, collateralized by various U.S. Government Agency Obligations, 2.095%–5.500%, Market Value plus accrued interest $1,470,076, due 01/01/25–06/01/44)	1,441,251	0.4
1,441,251	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/30/14, 0.07%, due 06/02/14 (Repurchase Amount $1,441,259, collateralized by various U.S. Government Agency Obligations, 0.000%–4.000%, Market Value plus accrued interest $1,470,076, due 12/01/25–05/01/44)	1,441,251	0.4
		6,068,421	1.8

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.6%
1,801,670	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $1,801,670)	1,801,670	0.6

	Total Short-Term Investments
	(Cost $7,870,091)	7,870,091	2.4

	Total Investments in Securities (Cost $285,739,984)	$334,476,240	100.9
	Liabilities in Excess of Other Assets	(3,135,963)	(0.9)
	Net Assets	$331,340,277	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $286,429,313.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,499,280
Gross Unrealized Depreciation	(3,452,353)
Net Unrealized Appreciation	$48,046,927

See Accompanying Notes to Financial Statements

56

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$35,131,177	$1,275,375	$—	$36,406,552
Consumer Staples	15,482,738	2,913,205	—	18,395,943
Energy	25,506,094	—	—	25,506,094
Financials	86,217,080	—	—	86,217,080
Health Care	16,312,510	4,832,438	—	21,144,948
Industrials	38,278,637	—	—	38,278,637
Information Technology	45,938,256	—	—	45,938,256
Materials	27,333,006	—	—	27,333,006
Telecommunication Services	1,320,306	—	—	1,320,306
Utilities	26,065,327	—	—	26,065,327
Total Common Stock	317,585,131	9,021,018	—	326,606,149
Short-Term Investments	1,801,670	6,068,421	—	7,870,091
Total Investments, at fair value	$319,386,801	$15,089,439	$—	$334,476,240

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

57

VOYA REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%

		Consumer Discretionary: 1.4%
507,100		Hilton Worldwide Holdings, Inc.	$11,470,602	0.8
71,800		Starwood Hotels & Resorts Worldwide, Inc.	5,733,230	0.4
120,400		Other Securities	2,660,840	0.2
			19,864,672	1.4

		Financials: 97.9%
2,525,010		American Realty Capital Properties, Inc.	31,335,374	2.3
360,609		AvalonBay Communities, Inc.	51,148,780	3.8
923,800		BioMed Realty Trust, Inc.	20,046,460	1.5
389,082		Boston Properties, Inc.	46,954,416	3.5
621,900		Brandywine Realty Trust	9,515,070	0.7
296,000		Brixmor Property Group, Inc.	6,438,000	0.5
1,129,500		Cousins Properties, Inc.	13,554,000	1.0
685,178		CubeSmart	12,497,647	0.9
2,224,900		DCT Industrial Trust, Inc.	17,621,208	1.3
1,659,400		DDR Corp.	28,724,214	2.1
150,800		Digital Realty Trust, Inc.	8,671,000	0.6
814,900		Douglas Emmett, Inc.	23,135,011	1.7
1,608,600		Duke Realty Corp.	28,472,220	2.1
225,800		EPR Properties	12,175,136	0.9
1,169,339		Equity Residential	72,265,150	5.3
266,165		Essex Property Trust, Inc.	48,165,218	3.5
113,900		Federal Realty Investment Trust	13,613,328	1.0
1,596,242		General Growth Properties, Inc.	38,038,447	2.8
566,600		HCP, Inc.	23,655,550	1.7
926,400		Health Care Real Estate Investment Trust, Inc.	58,576,272	4.3
711,520		Healthcare Realty Trust, Inc.	17,738,194	1.3
611,100		Healthcare Trust of America, Inc.	7,394,310	0.5
351,900		Highwoods Properties, Inc.	14,280,102	1.1
2,855,955		Host Hotels & Resorts, Inc.	63,030,927	4.6
422,300		Kilroy Realty Corp.	25,582,934	1.9
1,067,423		Kimco Realty Corp.	24,465,335	1.8
1,356,300		Lexington Realty Trust	15,394,005	1.1
463,500		Liberty Property Trust	17,942,085	1.3
438,225		Macerich Co.	28,940,379	2.1
212,381		Pebblebrook Hotel Trust	7,548,021	0.6
387,700		Post Properties, Inc.	19,830,855	1.5
1,554,002		ProLogis, Inc.	64,506,623	4.7
254,102		Public Storage, Inc.	43,802,103	3.2
447,127		Ramco-Gershenson Properties	7,422,308	0.5
248,200		Realty Income Corp.	10,747,060	0.8
430,900		Regency Centers Corp.	23,010,060	1.7
570,600		Senior Housing Properties Trust	13,682,988	1.0
719,379		Simon Property Group, Inc.	119,747,828	8.8
338,900		SL Green Realty Corp.	37,106,161	2.7
1,785,400		Spirit Realty Capital, Inc.	20,157,166	1.5
993,500	@	Strategic Hotel Capital, Inc.	10,829,150	0.8
286,840		Sun Communities, Inc.	13,888,793	1.0
1,016,700		Sunstone Hotel Investors, Inc.	14,935,323	1.1
264,210		Taubman Centers, Inc.	19,789,329	1.5
1,310,504		UDR, Inc.	36,065,070	2.7
365,257		Ventas, Inc.	24,399,168	1.8
470,404		Vornado Realty Trust	50,370,860	3.7
357,540		Washington Prime Group, Inc.	7,111,461	0.5
382,100		Other Securities	8,586,302	0.6
			1,332,907,401	97.9

		Total Common Stock
		(Cost $847,296,415)	1,352,772,073	99.3

SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
10,508,889		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $10,508,889)	10,508,889	0.8

		Total Short-Term Investments
		(Cost $10,508,889)	10,508,889	0.8

		Total Investments in Securities (Cost $857,805,304)	$1,363,280,962	100.1
		Liabilities in Excess of Other Assets	(1,974,304)	(0.1)
		Net Assets	$1,361,306,658	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

Cost for federal income tax purposes is $966,222,523.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$506,473,296
Gross Unrealized Depreciation	(109,414,857)
Net Unrealized Appreciation	$397,058,439

See Accompanying Notes to Financial Statements

58

VOYA REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,352,772,073	$—	$—	$1,352,772,073
Short-Term Investments	10,508,889	—	—	10,508,889
Total Investments, at fair value	$1,363,280,962	$—	$—	$1,363,280,962

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

59

VOYA SMALL CAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.5%

		Consumer Discretionary: 17.9%
120,700		Cheesecake Factory	$5,536,509	1.0
137,996		Cinemark Holdings, Inc.	4,349,634	0.8
243,700		Dana Holding Corp.	5,395,518	1.0
173,200		Finish Line	4,965,644	0.9
93,577	@, L	Hibbett Sporting Goods, Inc.	4,921,214	0.9
73,600		Jack in the Box, Inc.	4,248,928	0.8
83,819	@	Life Time Fitness, Inc.	4,459,171	0.8
155,902	@	LKQ Corp.	4,324,721	0.8
95,859		Monro Muffler, Inc.	5,177,345	1.0
80,655		Pool Corp.	4,656,213	0.9
95,558		Vail Resorts, Inc.	6,659,437	1.2
1,664,729		Other Securities(a)	42,565,411	7.8
			97,259,745	17.9

		Consumer Staples: 2.2%
82,600		Casey’s General Stores, Inc.	5,883,598	1.1
259,325		Other Securities	5,844,014	1.1
			11,727,612	2.2

		Energy: 5.0%
173,225	@	C&J Energy Services, Inc.	5,302,417	1.0
78,500	@	Carrizo Oil & Gas, Inc.	4,510,610	0.8
79,700	@	Unit Corp.	5,062,544	0.9
612,784		Other Securities(a)	12,551,910	2.3
			27,427,481	5.0

		Financials: 11.0%
106,887		Financial Engines, Inc.	4,350,301	0.8
126,793		Geo Group, Inc.	4,312,230	0.8
79,672		MarketAxess Holdings, Inc.	4,250,501	0.8
132,101	@	Portfolio Recovery Associates, Inc.	7,369,915	1.3
70,900		Sovran Self Storage, Inc.	5,445,120	1.0
45,179	@	SVB Financial Group	4,764,125	0.9
29,000		Virtus Investment Partners	5,350,210	1.0
834,140		Other Securities	24,296,082	4.4
			60,138,484	11.0

		Health Care: 17.4%
82,034	@	Centene Corp.	6,113,174	1.1
197,466		Healthsouth Corp.	6,935,006	1.3
136,400	@	Team Health Holdings, Inc.	6,925,028	1.3
2,411,081		Other Securities(a)	74,679,283	13.7
			94,652,491	17.4

		Industrials: 14.7%
150,100		Actuant Corp.	5,333,053	1.0
102,800		Clarcor, Inc.	6,016,884	1.1
82,500	@	EnPro Industries, Inc.	6,054,675	1.1
184,456		Healthcare Services Group	5,489,410	1.0
117,007	@	HUB Group, Inc.	5,502,839	1.0
158,600		KAR Auction Services, Inc.	4,843,644	0.9
227,000		Knight Transportation, Inc.	5,531,990	1.0
57,400		Regal-Beloit Corp.	4,381,342	0.8
129,600		Simpson Manufacturing Co., Inc.	4,310,496	0.8
46,175	@	Teledyne Technologies, Inc.	4,376,005	0.8
83,300		Toro Co.	5,379,514	1.0
80,600		Watts Water Technologies, Inc.	4,494,256	0.8
105,200		Woodward Governor Co.	4,702,440	0.9
291,003		Other Securities	13,455,236	2.5
			79,871,784	14.7

		Information Technology: 22.6%
206,900		Adtran, Inc.	4,642,836	0.9
145,300	@	Aspen Technology, Inc.	6,246,447	1.2
130,626		Blackbaud, Inc.	4,473,940	0.8
156,353	@	Cardtronics, Inc.	4,531,110	0.8
94,000	@	Commvault Systems, Inc.	4,598,480	0.8
118,600		j2 Global, Inc.	5,616,896	1.0
83,500	@	Micros Systems, Inc.	4,460,570	0.8
238,700	@	QLIK Technologies, Inc.	5,182,177	1.0
70,120	@	WEX, Inc.	6,751,855	1.2
3,499,938		Other Securities	76,591,760	14.1
			123,096,071	22.6

		Materials: 4.7%
104,600		HB Fuller Co.	5,003,018	0.9
73,121		Minerals Technologies, Inc.	4,533,502	0.8
1,163,713		Other Securities	16,158,141	3.0
			25,694,661	4.7

		Total Common Stock
		(Cost $458,750,348)	519,868,329	95.5

EXCHANGE-TRADED FUNDS: 2.0%
81,803		iShares Russell 2000 Growth Index Fund	10,663,021	2.0

		Total Exchange-Traded Funds
		(Cost $9,257,416)	10,663,021	2.0

		Total Long-Term Investments
		(Cost $468,007,764)	530,531,350	97.5

See Accompanying Notes to Financial Statements

60

VOYA SMALL CAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.3%

	Securities Lending Collateralcc(1): 2.8%
3,689,500	BNP Paribas Bank, Repurchase Agreement dated 05/30/14, 0.09%, due 06/02/14 (Repurchase Amount $3,689,527, collateralized by various U.S. Government Agency Obligations, 0.000%–5.185%, Market Value plus accrued interest $3,763,293, due 07/18/14–05/01/44)	$3,689,500	0.7
3,689,500	Citigroup, Inc., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $3,689,524, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $3,763,290, due 08/15/14–09/01/50)	3,689,500	0.7
2,466,213	HSBC Securities USA, Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $2,466,225, collateralized by various U.S. Government Securities, 0.000%–7.625%, Market Value plus accrued interest $2,515,539, due 08/15/24–08/15/41)	2,466,213	0.4
3,689,500	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/30/14, 0.05%, due 06/02/14 (Repurchase Amount $3,689,515, collateralized by various U.S. Government Agency Obligations, 4.000%, Market Value plus accrued interest $3,763,290, due 05/20/44)	3,689,500	0.7
2,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,000,013, collateralized by various U.S. Government Securities, 0.750%, Market Value plus accrued interest $2,040,000, due 06/30/17)	2,000,000	0.3
		15,534,713	2.8

Shares

	Mutual Funds: 3.5%
18,913,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $18,913,137)	18,913,137	3.5

	Total Short-Term Investments
	(Cost $34,447,850)	34,447,850	6.3
	Total Investments in Securities (Cost $502,455,614)	$564,979,200	103.8
	Liabilities in Excess of Other Assets	(20,927,974)	(3.8)
	Net Assets	$544,051,226	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of May 31, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at May 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $504,001,007.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$80,555,297
Gross Unrealized Depreciation	(19,577,104)
Net Unrealized Appreciation	$60,978,193

See Accompanying Notes to Financial Statements

61

VOYA SMALL CAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2014 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$519,868,329	$—	$—	$519,868,329
Exchange-Traded Funds	10,663,021	—	—	10,663,021
Short-Term Investments	18,913,137	15,534,713	—	34,447,850
Total Investments, at fair value	$549,444,487	$15,534,713	$—	$564,979,200

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

62

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Growth Opportunities Fund
All Classes	STCG	$1.0203
All Classes	LTCG	$0.7831
Voya Large Cap Value Fund
Class A	NII	$0.1682
Class B	NII	$0.0773
Class C	NII	$0.0807
Class I	NII	$0.2088
Class O	NII	$0.1711
Class R	NII	$0.1486
Class R6	NII	$0.2091
Class W	NII	$0.1976
All Classes	STCG	$0.6081
All Classes	LTCG	$0.4448
Voya MidCap Opportunities Fund
All Classes	STCG	$0.4504
All Classes	LTCG	$1.7978
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.0819
Class I	STCG	$1.0063
Class I	LTCG	$1.5245
Voya Real Estate Fund
Class A	NII	$0.3697
Class B	NII	$0.2456
Class C	NII	$0.2310
Class I	NII	$0.4305
Class O	NII	$0.3634
Class R	NII	$0.3458
Class W	NII	$0.4088
Voya SmallCap Opportunities Fund
All Classes	STCG	$1.0139
All Classes	LTCG	$2.0705

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Growth Opportunities Fund	15.55%
Voya Large Cap Value Fund	29.93%
Voya MidCap Opportunities Fund	36.26%
Voya Multi-Manager Mid Cap Value Fund	16.12%
Voya SmallCap Opportunities Fund	31.69%

For the year ended May 31, 2014, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Voya Growth Opportunities Fund	16.23%
Voya Large Cap Value Fund	31.76%
Voya MidCap Opportunities Fund	38.96%
Voya Multi-Manager Mid Cap Value Fund	17.56%
Voya Real Estate Fund(1)	2.09%
Voya SmallCap Opportunities Fund	31.76%

(1)	As of the Fund’s tax year ended December 31, 2013.

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund below designates the following percentage of net investment income distributions as interest-related dividends:

Voya Multi-Manager Mid Cap Value Fund	0.01%

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Voya Growth Opportunities Fund	100.00%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya SmallCap Opportunities Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

63

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of Voya MidCap Opportunities Fund and Voya SmallCap Opportunities Fund was held June 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with Voya Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between Voya Investments and Voya IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a managers-of-managers policy with respect to Voya SmallCap Opportunities Fund to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of the Fund’s shareholders.

4	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya MidCap Opportunities Fund	1	*	17,842,687.245	450,830.238	740,183.113	5,631,837.194	24,665,537.790
	2	*	17,437,110.625	854,738.886	741,850.335	5,631,837.944	24,665,537.790
	4	*	16,233,651.065	2,033,746.884	766,302.147	5,631,837.694	24,665,537.790

*	Proposals deferred; adjourned to July 30, 2013

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya SmallCap Opportunities Fund	1	**	1,981,164.234	58,707.926	79,667.524	356,958.956	2,476,498.640
	2	**	1,971,017.356	68,572.545	79,949.783	356,958.956	2,476,498.640
	3	**	1,948,592.020	87,967.902	82,979.762	356,958.956	2,476,498.640
	4	**	1,938,379.903	99,784.407	81,375.374	356,958.956	2,476,498.640

**	Proposals passed

A special meeting of shareholders of Voya MidCap Opportunities Fund was held July 30, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya MidCap Opportunities Fund	1	***	19,058,632.199	506,907.035	819,712.835	5,300,161.311	25,685,413.380
	2	***	18,653,260.046	916,421.808	815,569.715	5,300,161.811	25,685,413.380
	4	***	17,391,670.969	2,147,005.475	846,575.375	5,300,161.561	25,685,413.380

***	Proposals passed

64

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	163	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	163	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	163	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	163	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007–Present	Retired.	163	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002–Present	Retired.	163	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013–Present	Retired.	163	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005–Present	Retired.	163	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	163	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant (May 2001–Present).	163	None.

65

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	163	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	163	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC
(March 2006–Present); and
					Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of June 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

66

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002–Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	February 2002–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present	Senior Vice President — Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

67

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Director of Compliance, Voya Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present	Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center.
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	AR-UDEALL (0514-072514)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $126,800 for year ended May 31, 2014 and $135,300 for year ended May 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,150 for the year ended May 31, 2014 and $16,800 for year ended May 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $60,467 in the year ended May 31, 2014 and $56,871 in the year ended May 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.      Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:         October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee 100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended May 31, 2014 and May 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Equity Trust	$75,617	$73,671
Voya Investments, LLC (1)	$125,500	$661,861

(1)	Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Equity Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of Voya Growth Opportunities Fund (formerly, ING Growth Opportunities Fund), Voya Large Cap Value Fund (formerly, ING Large Cap Value Fund), Voya Mid Cap Opportunities Fund (formerly, ING Mid Cap Opportunities Fund), Voya Multi-Manager Mid Cap Value Fund (formerly, ING Mid Cap Value Fund), Voya Real Estate Fund (formerly, ING Real Estate Fund), and Voya SmallCap Opportunities Fund (formerly, ING SmallCap Opportunities Fund), each a series of Voya Equity Trust, as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 25, 2014 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 25, 2014

Voya Growth Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Consumer Discretionary: 22.6%
2,853	@	Chipotle Mexican Grill, Inc.	1,560,848	1.2
59,067		Comcast Corp. – Class A	3,083,297	2.5
29,088		Delphi Automotive PLC	2,008,817	1.6
38,657		Gap, Inc.	1,593,828	1.3
33,773		Home Depot, Inc.	2,709,608	2.2
31,290		Macy's, Inc.	1,873,958	1.5
15,578	@	Michael Kors Holdings Ltd.	1,470,252	1.2
23,890		Nike, Inc.	1,837,380	1.5
1,570	@	Priceline.com, Inc.	2,007,449	1.6
34,869		Starbucks Corp.	2,553,806	2.0
70,935		Twenty-First Century Fox, Inc. Class A	2,511,808	2.0
16,225	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,377,503	1.1
28,146		Walt Disney Co.	2,364,545	1.9
16,290		Yum! Brands, Inc.	1,259,380	1.0
			28,212,479	22.6

		Consumer Staples: 10.3%
21,268		Coca-Cola Enterprises, Inc.	970,671	0.8
16,638		Costco Wholesale Corp.	1,930,341	1.5
36,108		CVS Caremark Corp.	2,827,978	2.3
30,290		Estee Lauder Cos., Inc.	2,320,820	1.8
17,588		Kimberly-Clark Corp.	1,976,012	1.6
32,126		PepsiCo, Inc.	2,837,690	2.3
			12,863,512	10.3

		Energy: 5.5%
16,278		Anadarko Petroleum Corp.	1,674,355	1.3
27,993		Cabot Oil & Gas Corp.	1,014,466	0.8
15,407		EOG Resources, Inc.	1,630,061	1.3
39,463		Halliburton Co.	2,550,888	2.1
			6,869,770	5.5

		Financials: 4.2%
14,203		Ameriprise Financial, Inc.	1,599,400	1.3
6,249		Blackrock, Inc.	1,905,320	1.5
21,557		Prudential Financial, Inc.	1,771,123	1.4
			5,275,843	4.2

		Health Care: 12.1%
9,044	@	Actavis PLC	1,913,168	1.5
5,105	@	Alexion Pharmaceuticals, Inc.	849,063	0.7
12,556		Allergan, Inc.	2,102,628	1.7
15,136		Amgen, Inc.	1,755,625	1.4
29,859		Bristol-Myers Squibb Co.	1,485,187	1.2
5,818	@	Celgene Corp.	890,328	0.7
25,059	@	Gilead Sciences, Inc.	2,035,041	1.6
14,487		McKesson Corp.	2,747,315	2.2

20,864	St. Jude Medical, Inc.	1,354,074	1.1
		15,132,429	12.1

	Industrials: 11.9%
25,741	Ametek, Inc.	1,366,332	1.1
19,866	Boeing Co.	2,686,877	2.1
30,015	Danaher Corp.	2,354,077	1.9
29,128	Delta Airlines, Inc.	1,162,499	0.9
28,405	Ingersoll-Rand PLC - Class A	1,699,187	1.4
12,991	Pall Corp.	1,100,857	0.9
7,652	Pentair Ltd.	571,145	0.5
10,827	Roper Industries, Inc.	1,533,969	1.2
12,270	Union Pacific Corp.	2,445,043	1.9
		14,919,986	11.9

	Information Technology: 28.4%
10,662	Apple, Inc.	6,749,046	5.4
18,106	@ Check Point Software Technologies	1,167,475	0.9
38,969	Cognizant Technology Solutions Corp.	1,894,283	1.5
103,198	EMC Corp.	2,740,939	2.2
31,876	@ Facebook, Inc.	2,017,751	1.6
3,796	@ Google, Inc.	2,129,480	1.7
4,663	Google, Inc. – Class A	2,665,604	2.1
26,896	Intuit, Inc.	2,132,584	1.7
31,158	Mastercard, Inc.	2,382,029	1.9
120,847	Microsoft Corp.	4,947,476	4.0
68,956	Oracle Corp.	2,897,531	2.3
20,992	TE Connectivity Ltd.	1,248,184	1.0
7,951	Visa, Inc.	1,708,113	1.4
9,376	VMware, Inc.	904,784	0.7
		35,585,279	28.4

	Materials: 4.7%
33,027	International Paper Co.	1,573,076	1.3
25,698	LyondellBasell Industries NV - Class A	2,558,750	2.0
8,591	Monsanto Co.	1,046,813	0.8
7,736	@ WR Grace & Co.	712,331	0.6
		5,890,970	4.7

	Total Common Stock
	(Cost $102,395,949)	124,750,268	99.7

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
836,505	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $836,505)	836,505	0.7

	Total Short-Term Investments
	(Cost $836,505)	836,505	0.7

	Total Investments in Securities (Cost $103,232,454)	$125,586,773	100.4
	Liabilities in Excess of Other Assets	(505,311)	(0.4)
	Net Assets	$125,081,462	100.0

See Accompanying Notes to Financial Statements

1

Voya Growth Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $103,425,037.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,151,190
Gross Unrealized Depreciation	(989,454)

Net Unrealized Appreciation	$22,161,736

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 5.7%
138,714		Brinker International, Inc.	6,887,150	0.8
150,862		Comcast Corp. – Class A	7,874,996	0.9
93,900		Delphi Automotive PLC	6,484,734	0.8
130,765		Home Depot, Inc.	10,491,276	1.2
141,486		Macy's, Inc.	8,473,597	1.0
105,645		Nike, Inc.	8,125,157	1.0
			48,336,910	5.7

		Consumer Staples: 6.8%
327,244		Altria Group, Inc.	13,600,261	1.6
195,240		CVS Caremark Corp.	15,291,197	1.8
114,987		Kimberly-Clark Corp.	12,918,789	1.5
147,622		Kraft Foods Group, Inc.	8,777,604	1.1
105,935		Molson Coors Brewing Co.	6,963,107	0.8
			57,550,958	6.8

		Energy: 15.5%
104,244		Anadarko Petroleum Corp.	10,722,538	1.3
208,839		Canadian Natural Resources Ltd.	8,493,482	1.0
333,428		ExxonMobil Corp.	33,519,517	3.9
99,134		Halliburton Co.	6,408,022	0.8
141,731		Hess Corp.	12,940,040	1.5
238,373		Occidental Petroleum Corp.	23,763,404	2.8
188,400		Royal Dutch Shell PLC - Class A ADR	14,808,240	1.7
82,033		Schlumberger Ltd.	8,534,713	1.0
178,457		Total S.A. ADR	12,393,839	1.5
			131,583,795	15.5

		Financials: 24.5%
270,796	L	AllianceBernstein Holding LP	6,566,803	0.8
88,582		Ameriprise Financial, Inc.	9,975,219	1.2
187,079		Arthur J. Gallagher & Co.	8,573,831	1.0
337,659		Blackstone Group LP	10,494,442	1.2
218,153		Discover Financial Services	12,899,387	1.5
165,377		Extra Space Storage, Inc.	8,657,486	1.0
399,573		Fifth Third Bancorp.	8,267,165	1.0
247,229		Gaming and Leisure Properties, Inc.	8,297,005	1.0
310,836		Invesco Ltd.	11,407,681	1.3
590,615		JPMorgan Chase & Co.	32,820,475	3.9
171,835		Lincoln National Corp.	8,241,207	1.0
154,161		Prudential Financial, Inc.	12,665,868	1.5
774,845		Regions Financial Corp.	7,895,670	0.9
348,961		Starwood Property Trust, Inc.	8,511,159	1.0
248,093		Weingarten Realty Investors	7,886,876	0.9

674,611		Wells Fargo & Co.	34,256,747	4.0
344,078		XL Group PLC	11,168,772	1.3
			208,585,793	24.5

		Health Care: 12.9%
313,012		Abbott Laboratories	12,523,610	1.5
123,400		Bristol-Myers Squibb Co.	6,137,916	0.7
130,521		Cardinal Health, Inc.	9,218,698	1.1
202,582		Medtronic, Inc.	12,363,580	1.5
418,498		Merck & Co., Inc.	24,214,294	2.8
980,246		Pfizer, Inc.	29,044,689	3.4
206,093		UnitedHealth Group, Inc.	16,411,186	1.9
			109,913,973	12.9

		Industrials: 9.9%
96,918		Boeing Co.	13,108,160	1.5
138,300		Caterpillar, Inc.	14,138,409	1.6
91,697		General Dynamics Corp.	10,831,250	1.3
794,923		General Electric Co.	21,295,987	2.5
70,100		Hubbell, Inc.	8,201,700	1.0
45,202		TransDigm Group, Inc.	8,530,069	1.0
42,827		Union Pacific Corp.	8,534,136	1.0
			84,639,711	9.9

		Information Technology: 9.4%
28,209		Apple, Inc.	17,856,297	2.1
769,339		Cisco Systems, Inc.	18,941,126	2.2
180,365		Microchip Technology, Inc.	8,585,374	1.0
520,355		Microsoft Corp.	21,303,334	2.5
109,900		TE Connectivity Ltd.	6,534,654	0.8
521,992		Xerox Corp.	6,446,601	0.8
			79,667,386	9.4

		Materials: 3.7%
361,203		Freeport-McMoRan Copper & Gold, Inc.	12,298,962	1.4
233,668		International Paper Co.	11,129,607	1.3
81,702		LyondellBasell Industries NV - Class A	8,135,068	1.0
			31,563,637	3.7

		Telecommunication Services: 2.0%
457,291		CenturyTel, Inc.	17,226,152	2.0

		Utilities: 6.9%
595,605		CenterPoint Energy, Inc.	14,365,993	1.7
189,673		DTE Energy Co.	14,437,909	1.7
200,760		Entergy Corp.	15,141,319	1.8
162,000	L,X	Mirant Corp.	—	—
259,479		Pinnacle West Capital Corp.	14,380,326	1.7
			58,325,547	6.9

	Total Common Stock
	(Cost $718,070,544)		827,393,862	97.3

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (CONTINUED)

EXCHANGE-TRADED FUNDS: 1.1%
97,697	iShares Russell 1000 Value Index Fund	9,647,579	1.1

	Total Exchange-Traded Funds
	(Cost $9,532,012)	9,647,579	1.1

	Total Long-Term Investments
	(Cost $727,602,556)	837,041,441	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateralcc(1): 0.0%
433,962	BNP Paribas Bank, Repurchase Agreement dated 05/30/14, 0.07%, due 06/02/14 (Repurchase Amount $433,964, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $442,641, due 06/12/14-04/30/20)
	(Cost $433,962)	433,962	0.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
24,482,923	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $24,482,923)	24,482,923	2.9

	Total Short-Term Investments
	(Cost $24,916,885)	24,916,885	2.9

	Total Investments in Securities (Cost $752,519,441)	$861,958,326	101.3
	Liabilities in Excess of Other Assets	(11,406,511)	(1.3)
	Net Assets	$850,551,815	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2014.
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2014.
X	Fair value determined by Voya funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $753,728,049.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$111,743,136
Gross Unrealized Depreciation	(3,512,859)

Net Unrealized Appreciation	$108,230,277

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 23.7%
524,902		Brinker International, Inc.	26,061,384	1.8
58,301		Chipotle Mexican Grill, Inc.	31,895,894	2.2
464,561		Delphi Automotive PLC	32,082,583	2.2
286,625		Discovery Communications, Inc. - Class A	22,058,660	1.5
78,388		Discovery Communications, Inc. - Class C	5,875,181	0.4
296,487		Foot Locker, Inc.	14,284,744	1.0
638,996		Gap, Inc.	26,345,805	1.8
446,617	@	Jarden Corp.	25,269,590	1.7
561,106		Macy's, Inc.	33,604,638	2.3
316,086		Marriott International, Inc.	19,477,219	1.3
341,526		Michael Kors Holdings Ltd.	32,233,224	2.2
671,026		Newell Rubbermaid, Inc.	19,647,641	1.3
251,730		Ross Stores, Inc.	17,230,919	1.2
650,903	@	Starz	19,917,632	1.3
259,418	@	Ulta Salon Cosmetics & Fragrance, Inc.	22,024,588	1.5
			348,009,702	23.7

		Consumer Staples: 7.7%
400,994		Coca-Cola Enterprises, Inc.	18,301,366	1.3
184,836		Hershey Co.	17,991,936	1.2
383,311		Hillshire Brands Co.	20,422,810	1.4
264,152		Mead Johnson Nutrition Co.	23,633,679	1.6
223,990		Molson Coors Brewing Co.	14,722,863	1.0
256,091	@	Monster Beverage Corp.	17,767,594	1.2
			112,840,248	7.7

		Energy: 6.0%
632,250		Cabot Oil & Gas Corp.	22,912,740	1.6
296,046	@	Cameron International Corp.	18,932,141	1.3
134,626		Helmerich & Payne, Inc.	14,802,129	1.0
329,268		Oasis Petroleum, Inc.	16,298,766	1.1
190,005		SM Energy Co.	14,404,279	1.0
			87,350,055	6.0

		Financials: 8.4%
127,479	@	Affiliated Managers Group, Inc.	24,042,539	1.7
186,486		Ameriprise Financial, Inc.	21,000,189	1.4
213,221		Aon PLC	19,177,097	1.3
475,821		Arthur J. Gallagher & Co.	21,806,877	1.5
467,495		Corrections Corp. of America	15,207,612	1.0

110,796		IntercontinentalExchange Group, Inc.	21,760,334	1.5
			122,994,648	8.4

		Health Care: 13.0%
152,600	@	Actavis PLC	32,281,004	2.2
264,232		Agilent Technologies, Inc.	15,045,370	1.0
239,153	@	Alexion Pharmaceuticals, Inc.	39,775,927	2.7
162,214	@	Henry Schein, Inc.	19,408,905	1.3
293,529	@	Mylan Laboratories	14,629,485	1.0
182,940		Perrigo Co. PLC	25,282,308	1.7
317,138		Premier, Inc.	9,399,970	0.7
401,654		St. Jude Medical, Inc.	26,067,345	1.8
112,840	@	Vertex Pharmaceuticals, Inc.	8,153,819	0.6
			190,044,133	13.0

		Industrials: 17.0%
573,739		Ametek, Inc.	30,454,066	2.1
129,092		BE Aerospace, Inc.	12,489,651	0.9
627,603		Delta Airlines, Inc.	25,047,636	1.7
253,975		Equifax, Inc.	17,978,890	1.2
287,145		Generac Holdings, Inc.	13,978,218	1.0
380,040		Ingersoll-Rand PLC - Class A	22,733,993	1.6
494,146		KAR Auction Services, Inc.	15,091,219	1.0
308,922		Oshkosh Truck Corp.	16,697,234	1.1
193,387		Pentair Ltd.	14,434,406	1.0
626,276	@	Quanta Services, Inc.	21,262,070	1.4
157,532		Roper Industries, Inc.	22,319,134	1.5
491,746		Waste Connections, Inc.	22,408,865	1.5
167,280		Wesco International, Inc.	14,289,058	1.0
			249,184,440	17.0

		Information Technology: 15.4%
270,890		Analog Devices, Inc.	14,189,218	1.0
472,896		Broadridge Financial Solutions ADR	19,398,194	1.3
247,551		Cavium, Inc.	12,125,048	0.8
215,030	@	Check Point Software Technologies	13,865,134	0.9
221,933	@	F5 Networks, Inc.	24,090,827	1.6
268,925	@	Gartner, Inc.	19,117,878	1.3
666,894	@	Informatica Corp.	24,401,652	1.7
433,283		Intuit, Inc.	34,355,009	2.3
494,350		NetApp, Inc.	18,295,894	1.3
249,768		Palo Alto Networks, Inc.	18,710,121	1.3
79,800		SolarWinds, Inc.	3,119,382	0.2
515,900		Xilinx, Inc.	24,226,664	1.7
			225,895,021	15.4

		Materials: 5.8%
250,996		Eastman Chemical Co.	22,152,907	1.5
357,923		International Paper Co.	17,047,872	1.2
367,128		Packaging Corp. of America	25,390,572	1.7
223,220	@	WR Grace & Co.	20,554,098	1.4
			85,145,449	5.8

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

	Telecommunication Services: 1.4%
200,356	SBA Communications Corp.	20,336,134	1.4

	Total Common Stock
	(Cost $1,243,584,930)	1,441,799,830	98.4

SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
25,106,107	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $25,106,107)	25,106,107	1.7

	Total Short-Term Investments
	(Cost $25,106,107)	25,106,107	1.7

	Total Investments in Securities (Cost $1,268,691,037)	$1,466,905,937	100.1
	Liabilities in Excess of Other Assets	(1,240,160)	(0.1)
	Net Assets	$1,465,665,777	100.0

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $1,271,278,699.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$218,130,992
Gross Unrealized Depreciation	(22,503,754)

Net Unrealized Appreciation	$195,627,238

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 11.0%
16,900		AMC Entertainment Holdings, Inc.	383,123	0.1
28,800	@	American Axle & Manufacturing Holdings, Inc.	533,952	0.2
6,191	@	ANN, Inc.	240,644	0.1
18,145	@	Ascena Retail Group, Inc.	302,931	0.1
15,700	@	Bed Bath & Beyond, Inc.	955,345	0.3
39,700		Cooper Tire & Rubber Co.	1,104,851	0.3
10,500		Dillard's, Inc.	1,183,875	0.4
18,600		DSW, Inc.	465,930	0.1
40,100		Foot Locker, Inc.	1,932,018	0.6
15,400		GameStop Corp.	582,890	0.2
30,400		Gap, Inc.	1,253,392	0.4
36,800		GNC Holdings, Inc.	1,358,656	0.4
100,700		Goodyear Tire & Rubber Co.	2,655,459	0.8
84,500		Interpublic Group of Cos., Inc.	1,615,640	0.5
12,439	@	Jarden Corp.	703,799	0.2
22,200		Kohl's Corp.	1,208,568	0.4
16,900		Lear Corp.	1,488,045	0.4
44,845		Lennar Corp.	1,834,160	0.6
17,300		Macy's, Inc.	1,036,097	0.3
95,585		Newell Rubbermaid, Inc.	2,798,729	0.8
55,000	@	Norwegian Cruise Line Holdings Ltd.	1,856,250	0.6
5,300		Penske Auto Group, Inc.	246,556	0.1
43,000		Quebecor, Inc.	1,040,597	0.3
2,400		Rent-A-Center, Inc.	67,104	0.0
405,400		Samsonite International SA	1,275,376	0.4
64,700	L	Smith & Wesson Holding Corp.	1,027,436	0.3
37,100	@	Starz	1,135,260	0.3
5,637	@	Tenneco, Inc.	359,359	0.1
45,600	@	Toll Brothers, Inc.	1,651,632	0.5
28,286	@	TRW Automotive Holdings Corp.	2,400,633	0.7
11,900		Whirlpool Corp.	1,708,245	0.5
			36,406,552	11.0

		Consumer Staples: 5.5%
10,600		Cal-Maine Foods, Inc.	739,456	0.2
31,300		ConAgra Foods, Inc.	1,010,990	0.3
51,959		Ebro Foods SA	1,179,381	0.4
19,400		Energizer Holdings, Inc.	2,250,400	0.7
52,400		Ingredion, Inc.	3,990,260	1.2
51,300		Kroger Co.	2,449,062	0.7
46,300		Pilgrim's Pride Corp.	1,177,872	0.3
13,900		Sanderson Farms, Inc.	1,285,889	0.4
79,700	@	Supervalu, Inc.	595,359	0.2
356,937		Treasury Wine Estates Ltd.	1,733,824	0.5
29,100		Tyson Foods, Inc.	1,235,586	0.4
10,400	@	USANA Health Sciences, Inc.	747,864	0.2
			18,395,943	5.5

		Energy: 7.7%
22,800	@	Atwood Oceanics, Inc.	1,125,180	0.3
4,013	@	Cameron International Corp.	256,631	0.1
116,400	@	Cobalt International Energy, Inc.	2,152,236	0.6
2,659		Concho Resources, Inc.	350,456	0.1
24,700	L	Diamond Offshore Drilling	1,261,182	0.4
26,100	@	Diamondback Energy, Inc.	1,970,028	0.6
40,200		Energy XXI Bermuda Ltd.	862,290	0.2
38,300		Ensco PLC	2,016,878	0.6
4,116	@	Gulfport Energy Corp.	253,257	0.1
8,800		Helmerich & Payne, Inc.	967,560	0.3
21,700		HollyFrontier Corp.	1,068,725	0.3
23,600		Marathon Oil Corp.	865,176	0.3
17,800		Marathon Petroleum Corp.	1,591,142	0.5
3,550		MarkWest Energy Partners L.P.	219,922	0.1
38,700		Murphy Oil Corp.	2,386,629	0.7
18,700	@	Newfield Exploration Co.	682,176	0.2
59,300		Noble Corp. PLC	1,865,578	0.6
38,700		QEP Resources, Inc.	1,236,078	0.4
3,750		Range Resources Corp.	348,563	0.1
5,900		Superior Energy Services	195,821	0.0
4,094		Tesoro Corp.	230,083	0.1
124,100		Trican Well Services Ltd.	1,902,188	0.6
30,300		Valero Energy Corp.	1,698,315	0.5
			25,506,094	7.7

		Financials: 26.0%
30,100		Allstate Corp.	1,753,626	0.5
40,400		American Assets Trust, Inc.	1,385,720	0.4
39,600		American Capital Mortgage Investment Corp.	809,028	0.2
7,496		American Financial Group, Inc.	437,616	0.1
40,593	L	Amtrust Financial Services, Inc.	1,733,321	0.5
119,000		Annaly Capital Management, Inc.	1,403,010	0.4
24,700		Argo Group International Holdings Ltd.	1,196,715	0.4
66,200		Ashford Hospitality Trust, Inc.	708,340	0.2
32,800		Assured Guaranty Ltd.	800,976	0.2
22,300		Axis Capital Holdings Ltd.	1,025,577	0.3
47,100		BankUnited, Inc.	1,532,634	0.5
54,000		BB&T Corp.	2,047,680	0.6
60,100		Blackstone Mortgage Trust, Inc.	1,786,172	0.5

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

81,500		Brandywine Realty Trust	1,246,950	0.4
60,000		CBL & Associates Properties, Inc.	1,129,200	0.3
17,468		CIT Group, Inc.	776,977	0.2
7,700		Columbia Property Trust, Inc.	202,433	0.1
44,600		Comerica, Inc.	2,139,462	0.6
31,600		CommonWealth REIT	831,396	0.3
19,800		Discover Financial Services	1,170,774	0.4
43,500		Equity Lifestyle Properties, Inc.	1,902,690	0.6
51,100		EverBank Financial Corp.	973,455	0.3
11,400		Everest Re Group Ltd.	1,824,228	0.6
36,200		Extra Space Storage, Inc.	1,895,070	0.6
92,153		Fifth Third Bancorp.	1,906,646	0.6
12,667		First Republic Bank	644,244	0.2
65,400	@	Forest City Enterprises, Inc.	1,244,562	0.4
64,300		Franklin Street Properties Corp.	805,036	0.2
61,400	@	Genworth Financial, Inc.	1,043,186	0.3
31,200		Government Properties Income Trust	796,224	0.2
34,100		Hanover Insurance Group, Inc.	2,047,705	0.6
83,132		Hartford Financial Services Group, Inc.	2,880,524	0.9
39,620		HCC Insurance Holdings, Inc.	1,861,348	0.6
51,000		Hospitality Properties Trust	1,479,510	0.4
176,684		Huntington Bancshares, Inc.	1,637,861	0.5
24,200		IBERIABANK Corp.	1,511,532	0.5
77,200		Keycorp	1,056,868	0.3
28,617		KKR & Co. L.P.	650,464	0.2
4,821		LaSalle Hotel Properties	159,045	0.1
92,700		Lexington Realty Trust	1,052,145	0.3
50,300		Lincoln National Corp.	2,412,388	0.7
36,500		LPL Financial Holdings, Inc.	1,711,850	0.5
68,100		Medical Properties Trust, Inc.	920,712	0.3
18,300		National General Holdings Corp.	300,120	0.1
67,700		Navient Corp.	1,069,660	0.3
21,000		OFG Bancorp	379,260	0.1
42,900		Omega Healthcare Investors, Inc.	1,582,581	0.5
14,900		PartnerRe Ltd.	1,599,813	0.5
52,700		Pennsylvania Real Estate Investment Trust	945,965	0.3
34,500		Plum Creek Timber Co., Inc.	1,555,950	0.5
1,600		Principal Financial Group, Inc.	74,832	0.0
73,600		RAIT Financial Trust	577,024	0.2
131,600		Regions Financial Corp.	1,341,004	0.4
55,495		Reinsurance Group of America, Inc.	4,337,489	1.3
6,100		SL Green Realty Corp.	667,889	0.2
67,700		SLM Corp.	582,897	0.2
6,071		STAG Industrial, Inc.	145,400	0.0
78,100		Summit Hotel Properties, Inc.	784,124	0.2
70,600		Susquehanna Bancshares, Inc.	697,528	0.2
149,189		UnumProvident Corp.	5,058,999	1.5
39,800		Validus Holdings Ltd.	1,485,734	0.5
661	@	Walter Investment Management Corp.	19,109	0.0
10,900	@,L	World Acceptance, Corp.	860,991	0.3
101,400		XL Group PLC	3,291,444	1.0
81,300		Zions Bancorp.	2,324,367	0.7
			86,217,080	26.0

		Health Care: 6.4%
18,000		Aetna, Inc.	1,395,900	0.4
166,355	@	Almirall SA	2,689,254	0.8
9,291		AmerisourceBergen Corp.	679,915	0.2
65,100	@	Brookdale Senior Living, Inc.	2,165,226	0.7
9,022	@	Centene Corp.	672,320	0.2
11,700		Chemed Corp.	1,030,536	0.3
10,600		Cigna Corp.	951,668	0.3
14,300		Humana, Inc.	1,779,778	0.5
8,600	@	Laboratory Corp. of America Holdings	882,188	0.3
14,469	@	Mylan Laboratories	721,135	0.2
19,600		Ono Pharmaceutical Co., Ltd.	1,508,770	0.5
17,100		Quest Diagnostics	1,024,119	0.3
4,580	L	Questcor Pharmaceuticals, Inc.	412,795	0.1
73,100		Select Medical Holdings Corp.	1,107,465	0.3
3,216		Teleflex, Inc.	342,954	0.1
25,900		Triple-S Management Corp.	457,912	0.2
7,956		UCB S.A.	634,414	0.2
7,189		Universal Health Services, Inc.	643,919	0.2
26,400	@	WellCare Health Plans, Inc.	2,044,680	0.6
			21,144,948	6.4

		Industrials: 11.5%
105,500	@	ACCO Brands Corp.	635,110	0.2
42,900		Aecom Technology Corp.	1,378,806	0.4
36,200		AGCO Corp.	1,953,352	0.6
6,063		Alaska Air Group, Inc.	596,963	0.2
2,200		Alliant Techsystems, Inc.	277,838	0.1
11,600	@	Avis Budget Group, Inc.	663,868	0.2
60,900		Barnes Group, Inc.	2,276,442	0.7
47,800		Brink's Co.	1,276,260	0.4
4,400		Carlisle Cos., Inc.	373,384	0.1
19,400		Chicago Bridge & Iron Co. NV	1,579,160	0.5
20,900		Curtiss-Wright Corp.	1,392,567	0.4
19,800	@	Esterline Technologies Corp.	2,206,710	0.7
39,300		Exelis, Inc.	671,244	0.2
3,256		Fluor Corp.	244,460	0.1
45,300		Hawaiian Holdings, Inc.	699,432	0.2
17,296		Herman Miller, Inc.	540,846	0.2
18,900		Hubbell, Inc.	2,211,300	0.7

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

3,304	@	Kirby Corp.	365,257	0.1
15,400		L-3 Communications Holdings, Inc.	1,866,018	0.6
31,500	@	Moog, Inc.	2,269,890	0.7
8,250		MRC Global, Inc.	237,517	0.1
6,100	L	National Presto Industries, Inc.	429,379	0.1
42,500		Orbital Sciences Corp.	1,112,650	0.3
6,174		Owens Corning, Inc.	253,196	0.1
3,150		Parker Hannifin Corp.	394,475	0.1
23,400		Quad/Graphics, Inc.	490,932	0.1
7,350	@	Quanta Services, Inc.	249,533	0.1
47,000		Republic Airways Holdings, Inc.	494,440	0.1
61,545	@	Rexel SA	1,470,691	0.4
41,700		RR Donnelley & Sons Co.	660,528	0.2
4,356		Ryder System, Inc.	378,057	0.1
32,600	@	Sensata Technologies Holdings N.V.	1,398,214	0.4
11,294		Spirit Airlines, Inc.	667,137	0.2
3,400		Stanley Black & Decker, Inc.	297,160	0.1
7,850		Swift Transportation Co.	194,366	0.0
5,000		Teledyne Technologies, Inc.	473,850	0.1
10,600		Trinity Industries, Inc.	917,218	0.3
3,211		Triumph Group, Inc.	222,522	0.1
12,562		United Rentals, Inc.	1,269,390	0.4
11,485		Waste Connections, Inc.	523,371	0.1
31,200	@	Wesco International, Inc.	2,665,104	0.8
			38,278,637	11.5

		Information Technology: 13.9%
35,800		Amdocs Ltd.	1,722,696	0.5
145,200		Amkor Technology, Inc.	1,467,972	0.4
20,963	@	AOL, Inc.	760,538	0.2
83,246	@	Arrow Electronics, Inc.	4,803,294	1.5
32,100		Avago Technologies Ltd.	2,268,507	0.7
71,000		Booz Allen Hamilton Holding Corp.	1,571,230	0.5
188,700	@	Brocade Communications Systems, Inc.	1,720,944	0.5
19,900	@	Check Point Software Technologies	1,283,152	0.4
4,657	@	Coherent, Inc.	279,327	0.1
22,700	L	Ebix, Inc.	355,028	0.1
25,200	@	Fabrinet	479,304	0.2
124,300	@	Flextronics International Ltd.	1,264,131	0.4
11,100		Harris Corp.	857,475	0.3
10,800	@	Integrated Device Technology, Inc.	143,640	0.0
46,900	@	Kulicke & Soffa Industries, Inc.	660,821	0.2
48,100		Maxim Integrated Products	1,647,425	0.5
18,500		Mentor Graphics Corp.	392,015	0.1
5,815		Microchip Technology, Inc.	276,794	0.1
75,700	@	Microsemi Corp.	1,841,781	0.6
12,000		Motorola Solutions, Inc.	809,040	0.2
63,913	@	NXP Semiconductor NV	3,968,997	1.2

45,100	@	Omnivision Technologies, Inc.	1,013,848	0.3
46,500	@	Photronics, Inc.	408,735	0.1
63,550	@	RF Micro Devices, Inc.	598,006	0.2
37,300	@	Sanmina Corp.	759,055	0.2
17,300		Seagate Technology	929,529	0.3
76,408		Skyworks Solutions, Inc.	3,309,230	1.0
82,200		Symantec Corp.	1,807,578	0.6
38,200		Teradata Corp.	1,604,018	0.5
11,500	@	Unisys Corp.	269,905	0.1
45,100	@	Verint Systems, Inc.	2,089,483	0.6
12,397		Web.com Group, Inc.	426,953	0.1
24,300		Western Digital Corp.	2,134,755	0.6
163,000		Xerox Corp.	2,013,050	0.6
			45,938,256	13.9

		Materials: 8.2%
2,420		Ashland, Inc.	249,260	0.1
9,120		Avery Dennison Corp.	462,384	0.1
23,100		Axiall Corp.	1,067,451	0.3
58,900		Cabot Corp.	3,330,795	1.0
3,776		Carpenter Technology Corp.	235,962	0.1
62,800		Celanese Corp.	3,937,560	1.2
6,690		CF Industries Holdings, Inc.	1,627,744	0.5
29,403	@	Crown Holdings, Inc.	1,436,337	0.4
5,920		Cytec Industries, Inc.	588,152	0.2
11,000		Domtar Corp.	999,680	0.3
19,100		Eastman Chemical Co.	1,685,766	0.5
26,736	@	Ferro Corp.	342,221	0.1
42,300		Huntsman Corp.	1,128,987	0.3
88,100	@	Louisiana-Pacific Corp.	1,251,020	0.4
54,600		Methanex Corp.	3,117,660	0.9
77,314	@	Owens-Illinois, Inc.	2,569,144	0.8
11,100		Packaging Corp. of America	767,676	0.2
16,100		Rock-Tenn Co.	1,626,583	0.5
21,800		Schweitzer-Mauduit International, Inc.	908,624	0.3
			27,333,006	8.2

		Telecommunication Services: 0.4%
84,900		Iridium Communications, Inc.	672,408	0.2
49,800	@	Premier Global Services, Inc.	647,898	0.2
			1,320,306	0.4

		Utilities: 7.9%
69,600		AES Corp.	981,360	0.3
13,600		Alliant Energy Corp.	792,880	0.2
38,100		American Electric Power Co., Inc.	2,032,635	0.6
14,047		Calpine Corp.	327,576	0.1
21,605		CMS Energy Corp.	642,749	0.2
48,950		Edison International	2,699,103	0.8
36,200		Entergy Corp.	2,730,204	0.8
72,300		Exelon Corp.	2,662,809	0.8
29,400		FirstEnergy Corp.	994,308	0.3
48,800		Great Plains Energy, Inc.	1,241,960	0.4
7,479		NorthWestern Corp.	358,992	0.1
67,850		Portland General Electric Co.	2,243,799	0.7
65,000		Public Service Enterprise Group, Inc.	2,532,400	0.8

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

37,700	SCANA Corp.	1,960,400	0.6
53,100	UGI Corp.	2,584,377	0.8
35,500	Westar Energy, Inc.	1,279,775	0.4
		26,065,327	7.9

	Total Common Stock
	(Cost $277,869,893)	326,606,149	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.4%
	Securities Lending Collateralcc(1): 1.8%
1,441,251	Bank of Nova Scotia, Repurchase Agreement dated 05/30/14, 0.07%-0.08%, due 06/02/14 (Repurchase Amount $1,441,259, collateralized by various U.S. Government Agency Obligations, 0.000%-7.625%, Market Value plus accrued interest $1,470,085, due 06/18/14-11/01/43)	1,441,251	0.5
1,441,251	Citigroup, Inc., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $1,441,260, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,470,076, due 08/15/14-09/01/50)	1,441,251	0.4
303,417	Credit Suisse Securities, Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $303,418, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $309,491, due 08/15/14-08/15/43)	303,417	0.1
1,441,251	Goldman Sachs & Co., Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $1,441,258, collateralized by various U.S. Government Agency Obligations, 2.095%-5.500%, Market Value plus accrued interest $1,470,076, due 01/01/25-06/01/44)	1,441,251	0.4
1,441,251	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/30/14, 0.07%, due 06/02/14 (Repurchase Amount $1,441,259, collateralized by various U.S. Government Agency Obligations, 0.000%-4.000%, Market Value plus accrued interest $1,470,076, due 12/01/25-05/01/44)	1,441,251	0.4
		6,068,421	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,801,670	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $1,801,670)	1,801,670	0.6

	Total Short-Term Investments
	(Cost $7,870,091)	7,870,091	2.4

	Total Investments in Securities (Cost $285,739,984)	$334,476,240	100.9
	Liabilities in Excess of Other Assets	(3,135,963)	(0.9)
	Net Assets	$331,340,277	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $286,429,313.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,499,280
Gross Unrealized Depreciation	(3,452,353)

Net Unrealized Appreciation	$48,046,927

See Accompanying Notes to Financial Statements

10

Voya Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Consumer Discretionary: 1.4%
120,400	Extended Stay America, Inc.	2,660,840	0.2
507,100	Hilton Worldwide Holdings, Inc.	11,470,602	0.8
71,800	Starwood Hotels & Resorts Worldwide, Inc.	5,733,230	0.4
		19,864,672	1.4

	Financials: 97.9%
2,525,010	American Realty Capital Properties, Inc.	31,335,374	2.3
289,000	American Residential Properties, Inc.	5,288,700	0.4
360,609	AvalonBay Communities, Inc.	51,148,780	3.8
923,800	BioMed Realty Trust, Inc.	20,046,460	1.5
389,082	Boston Properties, Inc.	46,954,416	3.5
621,900	Brandywine Realty Trust	9,515,070	0.7
296,000	Brixmor Property Group, Inc.	6,438,000	0.5
1,129,500	Cousins Properties, Inc.	13,554,000	1.0
685,178	CubeSmart	12,497,647	0.9
2,224,900	DCT Industrial Trust, Inc.	17,621,208	1.3
1,659,400	DDR Corp.	28,724,214	2.1
150,800	Digital Realty Trust, Inc.	8,671,000	0.6
814,900	Douglas Emmett, Inc.	23,135,011	1.7
1,608,600	Duke Realty Corp.	28,472,220	2.1
225,800	EPR Properties	12,175,136	0.9
1,169,339	Equity Residential	72,265,150	5.3
266,165	Essex Property Trust, Inc.	48,165,218	3.5
113,900	Federal Realty Investment Trust	13,613,328	1.0
1,596,242	General Growth Properties, Inc.	38,038,447	2.8
566,600	HCP, Inc.	23,655,550	1.7
926,400	Health Care Real Estate Investment Trust, Inc.	58,576,272	4.3
711,520	Healthcare Realty Trust, Inc.	17,738,194	1.3
611,100	Healthcare Trust of America, Inc.	7,394,310	0.5
351,900	Highwoods Properties, Inc.	14,280,102	1.1
2,855,955	Host Hotels & Resorts, Inc.	63,030,927	4.6
422,300	Kilroy Realty Corp.	25,582,934	1.9
1,067,423	Kimco Realty Corp.	24,465,335	1.8
1,356,300	Lexington Realty Trust	15,394,005	1.1
463,500	Liberty Property Trust	17,942,085	1.3
438,225	Macerich Co.	28,940,379	2.1
212,381	Pebblebrook Hotel Trust	7,548,021	0.6
387,700	Post Properties, Inc.	19,830,855	1.5
1,554,002	ProLogis, Inc.	64,506,623	4.7
254,102	Public Storage, Inc.	43,802,103	3.2
447,127	Ramco-Gershenson Properties	7,422,308	0.5
248,200	Realty Income Corp.	10,747,060	0.8
430,900	Regency Centers Corp.	23,010,060	1.7
570,600	Senior Housing Properties Trust	13,682,988	1.0
719,379	Simon Property Group, Inc.	119,747,828	8.8
338,900	SL Green Realty Corp.	37,106,161	2.7
1,785,400	Spirit Realty Capital, Inc.	20,157,166	1.5
993,500	@ Strategic Hotel Capital, Inc.	10,829,150	0.8
286,840	Sun Communities, Inc.	13,888,793	1.0
1,016,700	Sunstone Hotel Investors, Inc.	14,935,323	1.1
93,100	Tanger Factory Outlet Centers, Inc.	3,297,602	0.2
264,210	Taubman Centers, Inc.	19,789,329	1.5
1,310,504	UDR, Inc.	36,065,070	2.7
365,257	Ventas, Inc.	24,399,168	1.8
470,404	Vornado Realty Trust	50,370,860	3.7
357,540	Washington Prime Group, Inc.	7,111,461	0.5
		1,332,907,401	97.9

	Total Common Stock
	(Cost $847,296,415)	1,352,772,073	99.3

SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
10,508,889	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $10,508,889)	10,508,889	0.8

	Total Short-Term Investments
	(Cost $10,508,889)	10,508,889	0.8

	Total Investments in Securities (Cost $857,805,304)	$1,363,280,962	100.1
	Liabilities in Excess of Other Assets	(1,974,304)	(0.1)
	Net Assets	$1,361,306,658	100.0

††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

Cost for federal income tax purposes is $966,222,523.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$506,473,296
Gross Unrealized Depreciation	(109,414,857)

Net Unrealized Appreciation	$397,058,439

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 17.9%
101,276		Arctic Cat, Inc.	3,777,595	0.7
65,300	@	Bally Technologies, Inc.	3,852,700	0.7
91,767		Bright Horizons Family Solutions, Inc.	3,577,078	0.7
309,256		Callaway Golf Co.	2,480,233	0.5
120,700		Cheesecake Factory	5,536,509	1.0
80,200		Childrens Place Retail Stores, Inc.	3,880,076	0.7
137,996		Cinemark Holdings, Inc.	4,349,634	0.8
243,700		Dana Holding Corp.	5,395,518	1.0
194,988	@	Express, Inc.	2,458,799	0.4
173,200		Finish Line	4,965,644	0.9
14,400		Gildan Activewear, Inc.	784,512	0.1
93,577	@,L	Hibbett Sporting Goods, Inc.	4,921,214	0.9
146,578	@,L	Imax Corp.	3,844,741	0.7
73,600		Jack in the Box, Inc.	4,248,928	0.8
83,819	@	Life Time Fitness, Inc.	4,459,171	0.8
155,902	@	LKQ Corp.	4,324,721	0.8
34,235	L	Lumber Liquidators	2,659,375	0.5
95,859		Monro Muffler, Inc.	5,177,345	0.9
171,900		Pier 1 Imports, Inc.	3,027,159	0.6
80,655		Pool Corp.	4,656,213	0.9
119,600	@	Sally Beauty Holdings, Inc.	3,064,152	0.6
232,840	L	Smith & Wesson Holding Corp.	3,697,499	0.7
62,463	@	Steiner Leisure Ltd.	2,509,763	0.5
95,558		Vail Resorts, Inc.	6,659,437	1.2
39,926		Wyndham Worldwide Corp.	2,951,729	0.5
			97,259,745	17.9

		Consumer Staples: 2.2%
82,600		Casey's General Stores, Inc.	5,883,598	1.1
69,600		Elizabeth Arden, Inc.	1,888,248	0.4
189,725		Flowers Foods, Inc.	3,955,766	0.7
			11,727,612	2.2

		Energy: 5.0%
158,700		Bill Barrett Corp.	3,967,500	0.7
173,225	@	C&J Energy Services, Inc.	5,302,417	1.0
78,500	@	Carrizo Oil & Gas, Inc.	4,510,610	0.8
116,050		Energy XXI Bermuda Ltd.	2,489,273	0.5
235,700	@	Key Energy Services, Inc.	1,897,385	0.4
85,100		Rosetta Resources, Inc.	4,010,763	0.7
17,234	@,L	Swift Energy Co.	186,989	0.0
79,700	@	Unit Corp.	5,062,544	0.9
			27,427,481	5.0

		Financials: 11.0%
154,300		Colony Financial, Inc.	3,419,288	0.6
129,555		Coresite Realty Corp.	4,106,893	0.7
57,944		eHealth, Inc.	2,133,498	0.4
106,887		Financial Engines, Inc.	4,350,301	0.8
116,100		First American Financial Corp.	3,253,122	0.6
126,793		Geo Group, Inc.	4,312,230	0.8
79,672		MarketAxess Holdings, Inc.	4,250,501	0.8
152,400	@	MGIC Investment Corp.	1,292,352	0.2
132,101	@	Portfolio Recovery Associates, Inc.	7,369,915	1.3
61,300		ProAssurance Corp.	2,786,085	0.5
32,641		Signature Bank	3,780,481	0.7
70,900		Sovran Self Storage, Inc.	5,445,120	1.0
90,100		Springleaf Holdings, Inc.	2,114,647	0.4
45,179	@	SVB Financial Group	4,764,125	0.9
39,800		Tanger Factory Outlet Centers, Inc.	1,409,716	0.3
29,000		Virtus Investment Partners	5,350,210	1.0
			60,138,484	11.0

		Health Care: 17.4%
64,800		Acorda Therapeutics, Inc.	2,130,624	0.4
63,500	@	Air Methods Corp.	3,060,700	0.6
13,900		Align Technology, Inc.	759,079	0.1
40,400	@	Alkermes PLC	1,850,724	0.3
18,309	@	Bio-Rad Laboratories, Inc.	2,210,446	0.4
82,034	@	Centene Corp.	6,113,174	1.1
67,900		Charles River Laboratories International, Inc.	3,638,082	0.7
22,200	L	Chemed Corp.	1,955,376	0.4
36,044		Clovis Oncology, Inc.	1,845,813	0.3
28,500		Cubist Pharmaceuticals, Inc.	1,898,100	0.4
129,600		Cynosure, Inc.	2,822,688	0.5
93,930	@	Haemonetics Corp.	3,199,256	0.6
113,100	@	Halozyme Therapeutics, Inc.	893,490	0.2
197,466		Healthsouth Corp.	6,935,006	1.3
61,000		Impax Laboratories, Inc.	1,693,360	0.3
82,500		InterMune, Inc.	3,268,650	0.6
51,136		IPC The Hospitalist Co., Inc.	2,232,086	0.4
103,371		Luminex Corp.	1,756,273	0.3
133,600	@	Masimo Corp.	3,291,904	0.6
92,328		Medicines Co.	2,575,951	0.5
57,894		Mednax, Inc.	3,336,431	0.6
125,325	@	Merit Medical Systems, Inc.	1,758,310	0.3
64,313		Momenta Pharmaceuticals, Inc.	796,838	0.1
166,622	@	Nektar Therapeutics	1,954,476	0.4
16,511		Neogen Corp.	623,951	0.1
71,700		Omnicell, Inc.	1,902,201	0.4
114,400		Owens & Minor, Inc.	3,967,392	0.7
22,200		Receptos, Inc.	660,672	0.1
13,500	@	Salix Pharmaceuticals Ltd.	1,540,080	0.3
40,400		Seattle Genetics, Inc.	1,348,148	0.2
75,246		Steris Corp.	4,027,166	0.7

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

59,400		Surgical Care Affiliates, Inc.	1,715,472	0.3
136,400	@	Team Health Holdings, Inc.	6,925,028	1.3
30,652	L	Theravance, Inc.	878,180	0.2
124,800	@	Thoratec Corp.	4,133,376	0.8
158,100	@,L	Vivus, Inc.	779,433	0.1
53,900		WellCare Health Plans, Inc.	4,174,555	0.8
			94,652,491	17.4

		Industrials: 14.7%
150,100		Actuant Corp.	5,333,053	1.0
102,800		Clarcor, Inc.	6,016,884	1.1
31,837	@	Clean Harbors, Inc.	1,945,559	0.4
56,800		Corporate Executive Board Co.	3,872,056	0.7
82,500	@	EnPro Industries, Inc.	6,054,675	1.1
114,300		Gorman-Rupp Co.	3,624,453	0.7
184,456		Healthcare Services Group	5,489,410	1.0
117,007	@	HUB Group, Inc.	5,502,839	1.0
158,600		KAR Auction Services, Inc.	4,843,644	0.9
227,000		Knight Transportation, Inc.	5,531,990	1.0
57,400		Regal-Beloit Corp.	4,381,342	0.8
129,600		Simpson Manufacturing Co., Inc.	4,310,496	0.8
46,175	@	Teledyne Technologies, Inc.	4,376,005	0.8
83,300		Toro Co.	5,379,514	1.0
88,066		Waste Connections, Inc.	4,013,168	0.7
80,600		Watts Water Technologies, Inc.	4,494,256	0.8
105,200		Woodward Governor Co.	4,702,440	0.9
			79,871,784	14.7

		Information Technology: 22.6%
104,415		A10 Networks, Inc.	1,194,508	0.2
206,900		Adtran, Inc.	4,642,836	0.9
30,703	@	Ansys, Inc.	2,255,135	0.4
53,700		Aruba Networks, Inc.	994,255	0.2
145,300	@	Aspen Technology, Inc.	6,246,447	1.2
218,009		Bankrate, Inc.	3,302,836	0.6
130,626		Blackbaud, Inc.	4,473,940	0.8
163,900		BroadSoft, Inc.	3,535,323	0.7
156,353	@	Cardtronics, Inc.	4,531,110	0.8
62,326	@	Coherent, Inc.	3,738,313	0.7
160,090		CommScope Holding Co., Inc.	4,232,780	0.8
94,000	@	Commvault Systems, Inc.	4,598,480	0.9
101,900		DealerTrack Holdings, Inc.	4,046,449	0.7
15,693		Exa Corp.	156,616	0.0
34,903		Faro Technologies, Inc.	1,484,076	0.3
62,200		Flir Systems, Inc.	2,171,402	0.4
208,075		Formfactor, Inc.	1,510,625	0.3
105,696		Guidewire Software, Inc.	3,992,138	0.7
109,508		Imperva, Inc.	2,286,527	0.4
259,200	@	Integrated Device Technology, Inc.	3,447,360	0.6
118,600		j2 Global, Inc.	5,616,896	1.0

197,200		LivePerson, Inc.	1,877,344	0.3
77,056		LogMeIn, Inc.	3,280,274	0.6
83,500	@	Micros Systems, Inc.	4,460,570	0.8
115,300		MKS Instruments, Inc.	3,326,405	0.6
87,078	@	Monolithic Power Systems, Inc.	3,421,295	0.6
138,494		National Instruments Corp.	3,966,468	0.7
433,700	@	PMC - Sierra, Inc.	3,066,259	0.6
277,700	@	Polycom, Inc.	3,540,675	0.7
71,900		PROS Holdings, Inc.	1,653,700	0.3
45,776	@	PTC, Inc.	1,684,557	0.3
238,700	@	QLIK Technologies, Inc.	5,182,177	1.0
151,920	@	Semtech Corp.	3,940,805	0.7
56,896	@	SYKES Enterprises, Inc.	1,148,161	0.2
131,800		Synchronoss Technologies, Inc.	4,184,650	0.8
24,800		Ultimate Software Group, Inc.	3,152,824	0.6
70,120	@	WEX, Inc.	6,751,855	1.2
			123,096,071	22.6

		Materials: 4.7%
145,200		Boise Cascade Co.	3,798,432	0.7
208,766		Commercial Metals Co.	3,705,597	0.7
52,100		Greif, Inc. - Class A	2,845,702	0.5
104,600		HB Fuller Co.	5,003,018	0.9
658,800		Hecla Mining Co.	1,824,876	0.4
73,121		Minerals Technologies, Inc.	4,533,502	0.8
98,847		Worthington Industries	3,983,534	0.7
			25,694,661	4.7

	Total Common Stock
	(Cost $458,750,348)		519,868,329	95.5

EXCHANGE-TRADED FUNDS: 2.0%
81,803		iShares Russell 2000 Growth Index Fund	10,663,021	2.0

	Total Exchange-Traded Funds
	(Cost $9,257,416)		10,663,021	2.0

	Total Long-Term Investments
	(Cost $468,007,764)		530,531,350	97.5

See Accompanying Notes to Financial Statements

13

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of May 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Securities Lending Collateralcc(1): 2.8%
3,689,500	BNP Paribas Bank, Repurchase Agreement dated 05/30/14, 0.09%, due 06/02/14 (Repurchase Amount $3,689,527, collateralized by various U.S. Government Agency Obligations, 0.000%-5.185%, Market Value plus accrued interest $3,763,293, due 07/18/14-05/01/44)	3,689,500	0.7
3,689,500	Citigroup, Inc., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $3,689,524, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,763,290, due 08/15/14-09/01/50)	3,689,500	0.7
2,466,213	HSBC Securities USA, Repurchase Agreement dated 05/30/14, 0.06%, due 06/02/14 (Repurchase Amount $2,466,225, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $2,515,539, due 08/15/24-08/15/41)	2,466,213	0.4
3,689,500	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/30/14, 0.05%, due 06/02/14 (Repurchase Amount $3,689,515, collateralized by various U.S. Government Agency Obligations, 4.000%, Market Value plus accrued interest $3,763,290, due 05/20/44)	3,689,500	0.7
2,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 05/30/14, 0.08%, due 06/02/14 (Repurchase Amount $2,000,013, collateralized by various U.S. Government Securities, 0.750%, Market Value plus accrued interest $2,040,000, due 06/30/17)	2,000,000	0.3
		15,534,713	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.5%
18,913,137	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $18,913,137)	18,913,137	3.5

	Total Short-Term Investments
	(Cost $34,447,850)	34,447,850	6.3

	Total Investments in Securities (Cost $502,455,614)	$564,979,200	103.8
	Liabilities in Excess of Other Assets	(20,927,974)	(3.8)
	Net Assets	$544,051,226	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of May 31, 2014.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $504,001,007.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$80,555,297
Gross Unrealized Depreciation	(19,577,104)
Net Unrealized Appreciation	$60,978,193

See Accompanying Notes to Financial Statements

14

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 6, 2014